UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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        Filed by a Party other than the Registrant  [  ]

Check the appropriate box:

þ      Preliminary Proxy Statement

o      Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

o      Definitive Proxy Statement

o      Definitive Additional Materials

o      Soliciting Material under Rule 14a-12

 ALLEZOE MEDICAL HOLDINGS, INC.

(Name of Registrant As Specified In Its Charter)

(Name of person(s) filing proxy statement, if other than the Registrant)

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x	No fee required

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o

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Allezoe Medical Holdings, Inc.

1800 NW Corporate Boulevard, Suite 201
Boca Raton, FL 33431

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on September 27, 2012

You are invited to attend the 2012 Annual Meeting of Shareholders of Allezoe Medical Holdings, Inc. The meeting will be held on the 27th day of September, 2012 at 9:00 a.m., Pacific Time, at the Los Angeles Airport Hilton Hotel, 5711 West Century Boulevard, Los Angeles, CA 90045. The meeting will be held for the following purposes:

1.	To elect as directors the three nominees named in the attached proxy statement, each to serve for a one- year term;

2.	To ratify the appointment of Moss, Krusick & Associates, LLP as the Company’s independent registered public accounting firm for the fiscal years ending August 31, 2012 and 2013;

3.	To approve the Allezoe Medical Holdings, Inc. 2012 Stock Incentive Plan;

4.

To approve the amendment to the Company’s Articles of Incorporation to change the corporate name to Novation Holdings, Inc., to change the place of its incorporation from Delaware to Florida, and to effect a reverse split of the common stock of the Company on the basis of 1 new share of common stock for each 10 shares of common stock issued and outstanding before the reverse split; and

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Each of these items of business is more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on August 30, 2012 as the record date for determining shareholders of the Company entitled to receive notice of and to vote at the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, WE URGE YOU TO VOTE YOUR SHARES VIA THE TOLL-FREE NUMBER OR OVER THE INTERNET, AS PROVIDED IN THE ENCLOSED MATERIALS. IF YOU REQUESTED A PROXY CARD BY MAIL, YOU MAY SIGN, DATE AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED.

August 23, 2012

By Order of the Board of Directors,

ALLEZOE MEDICAL HOLDINGS, INC.

By:  /s/ Ezequiel Rodriguez

       Corporate Secretary

TABLE OF CONTENTS

ITEM	PAGE

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	1

PROPOSAL 1 – ELECTION OF DIRECTORS	5
DIRECTOR NOMINATION PROCESS	5
DIRECTOR NOMINEES	6
ADDITIONAL INFORMATION CONCERNING DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE	7
Directors and Executive Officers	7
Board of Directors and Committee Meetings	8
Director Compensation	8
Board Committees	9
Audit Committee Function	9
Compensation Committee Functions	9
Governance and Nominating Committee Functions	10
Company Communications with Members of the Board of Directors	10
Board Structure and Risk Oversight	10
Code of Business Conduct and Ethics	11
Review, Approval or Ratification of Transactions with Related Parties	11
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE	14

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	14

PROPOSAL 3: APPROVAL OF THE ALLEZOE MEDICAL HOLDINGS, INC. 2012 STOCK INCENTIVE PLAN	16

PROPOSAL 4 - REVERSE STOCK SPLIT, AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE CORPORATE NAME AND TO REINCORPORATE IN FLORIDA	18
SECURITY OWNERSHIP	23
Security Ownership of Certain Beneficial Owners	23
Section 16(a) Beneficial Ownership Reporting Compliance	24
ANNUAL REPORT AND FORM 10-K/A; INTERNET AVAILABILITY OF PROXY MATERIALS	25
SUBMISSION OF STOCKHOLDER PROPOSALS	25
ADDITIONAL INFORMATION AND QUESTIONS	27

ALLEZOE MEDICAL HOLDINGS, INC. PROXY STATEMENT FOR THE 2012 ANNUAL MEETING OF SHAREHOLDERS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

The Board of Directors (the “Board of Directors” or “Board”) of Allezoe Medical Holdings, Inc., a Delaware corporation (“Allezoe Medical Holdings” or the “Company”) solicits the enclosed proxy for use at the annual meeting of shareholders of the Company to be held on Monday, September 27, 2012 at 9:00 A.M. Pacific time, at the Los Angeles Airport Hilton Hotel, 5711 West Century Boulevard, Los Angeles, CA 90045. This proxy statement contains information about the matters to be voted on at the meeting and the voting process, as well as information about our directors and executive officers.

WHAT AM I VOTING ON?

You are voting on four items of business at the annual meeting:

1.	To elect as directors the three nominees named in the attached proxy statement, each to serve for a one-year term;

2.	To ratify the appointment of Moss, Krusick & Associates, LLP as the Company’s independent registered public accounting firm for the fiscal years ending August 31, 2012 and 2013;

3.	To approve the 2012 Stock Incentive Plan;

4.

To approve the amendment to the Company’s Articles of Incorporation to change the corporate name to Novation Holdings, Inc., to change the place of its incorporation from Delaware to Florida, and to effect a reverse split of the common stock of the Company on the basis of 1 new share of common stock for each 10 shares of common stock issued and outstanding before the reverse split.

 WHO IS ENTITLED TO VOTE?

Shareholders of record as of the close of business on August 30, 2012 are entitled to vote at the annual meeting. Each share of Allezoe Medical Holdings common stock is entitled to one vote.

WHAT ARE THE VOTING RECOMMENDATIONS OF THE BOARD OF DIRECTORS?

Our Board of Directors recommends that you vote your shares “FOR” Proposals 1-4, as seen in the following example:

1.	Election of Directors: Nominees	For	Against	Abstain

1a. Michael Gelmon		[x ]	[ ]	[ ]

1b. Michael Choo		[x ]	[ ]	[ ]

1c. Caroline Pinell		[x ]	[ ]	[ ]

		For	Against	Abstain

2.	Ratification of the appointment of Moss, Krusick & Associates, LLP as the Company’s independent registered public accounting firm for the fiscal years ending August 31, 2012 and 2013.	[x ]	[ ]	[ ]

		For	Against	Abstain

3.	Approval of the 2012 Stock Incentive Plan.	[x ]	[ ]	[ ]

		For	Against	Abstain

5.

Approval of the amendment to the Company’s Articles of Incorporation to change the corporate name to Novation Holdings, Inc., to change the place of its incorporation from Delaware to Florida, and to effect a reverse split of the common stock of the Company on the basis of 1 new share of common stock for each 10 shares of common stock issued and outstanding before the reverse split

		[x ]	[ ]	[ ]

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A SHAREHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

If your shares are registered directly in your name with the Company’s transfer agent, Holladay Stock Transfer & Trust Company (“Holladay”), you are considered a “registered shareholder” and are considered, with respect to those shares, the “shareholder of record.” If you are a shareholder of record, the Notice or proxy materials were sent to you directly by the Company, and you may vote in person at the annual meeting.

If your shares are held in a stock brokerage account or by a broker, bank, or other nominee, you are considered a “beneficial owner” of shares held in street name, and the broker, bank, or other nominee forwarded the Notice or proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank, or nominee holding your shares how to vote and you are also invited to attend the annual meeting. However, since you are not a shareholder of record, you may not vote these shares in person at the annual meeting unless you bring with you a legal proxy from the shareholder of record.

HOW DO I VOTE?

If you are a registered shareholder, there are two different ways you can vote:

¡	By Mail – If you received your proxy materials by mail, you can vote by signing, dating and returning the accompanying proxy card; or

¡	In Person – You can vote in person by written ballot at the annual meeting.

When your proxy is properly submitted, your shares will be voted as you indicate. If you do not indicate your voting preferences, the appointed proxies (Michael Gelmon and Ezequiel Rodriguez)) will vote your shares FOR Proposals 1 – 4. If your shares are owned in joint names, all joint owners must vote by the same method, and if joint owners vote by mail, all of the joint owners must sign the proxy card.

If you are a beneficial owner of shares held in street name, you may also vote as set forth above, and your broker, bank, or nominee should vote your shares as you have directed. You must have a legal proxy from the shareholder of record in order to vote the shares in person at the annual meeting.

MAY I ATTEND THE MEETING?

All shareholders, properly appointed proxy holders, and invited guests of the Company may attend the annual meeting. Shareholders who plan to attend the meeting may be required to present valid photo identification. If you hold your shares in street name, please also bring proof of your share ownership, such as a broker’s statement showing that you owned shares of the Company on the record date of August 30, 2012, or a legal proxy from your broker or nominee (a legal proxy is required if you hold your shares in street name and you plan to vote in person at the annual meeting). Shareholders of record will be verified against an official list available at the registration area. The Company reserves the right to deny admittance to anyone who cannot adequately show proof of share ownership as of the record date.

WHAT ARE BROKER NON-VOTES AND HOW ARE THEY COUNTED?

A broker non-vote occurs when a broker, bank, or other nominee holding shares on behalf of a beneficial owner is prohibited from exercising discretionary voting authority for a beneficial owner who has not provided voting instructions. Brokers, banks, and other nominees may vote without instruction only on “routine” proposals. On “non-routine” proposals, nominees cannot vote without instructions from the beneficial owner, resulting in so-called “broker non-votes.” Proposal 2, the ratification of Moss, Krusick & Associates, LLP as the Company’s independent registered public accounting firm, is the only routine proposal on the ballot for the annual meeting. All other proposals are non-routine. If you hold your shares with a broker, bank, or other nominee, they will not be voted on non-routine proposals unless you give voting instructions to such nominee. Broker non-votes are counted as present and entitled to vote for purposes of determining a quorum at the meeting, but are not counted for purposes of determining the number of shares present and entitled to vote on non-routine matters.

MAY I CHANGE MY VOTE?

You may revoke your proxy and change your vote at any time before the voting deadline for the annual meeting. After your initial vote, you may vote again on a later date any time prior to the annual meeting via the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the voting deadline for the annual meeting will be counted), by signing and returning a new proxy card or voting instruction form with a later date, or by attending the annual meeting and voting in person. However, your attendance at the annual meeting will not automatically revoke your proxy unless you vote again at the annual meeting or specifically request in writing that your prior proxy be revoked.

WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

For all matters to be voted upon at the annual meeting, shareholders may vote “for,” “against,” or “abstain” on such matters.

For all matters to be voted upon at the annual meeting, the affirmative vote of a majority of shares present in person or represented by proxy, and entitled to vote on the matter, is necessary for election or approval.  Shares represented by a proxy that directs that the shares abstain from voting are deemed to be represented at the meeting as to that matter, and have the same effect as a vote against the proposals. Broker non-votes have no impact on non-routine proposals (Proposals 1, 3 and 4).

If a submitted proxy does not specify how to vote, the shares represented by that proxy will be considered to be voted in favor of Proposals 1 – 4. Unless a shareholder checks the box on the proxy card or provides instructions to withhold discretionary voting authority, the appointed proxies may use their discretion to vote on any other matters properly brought before the meeting.

DO SHAREHOLDERS HAVE CUMULATIVE VOTING RIGHTS WITH RESPECT TO THE ELECTION OF DIRECTORS?

No, shareholders do not have cumulative voting rights with respect to the election of directors.

WHAT CONSTITUTES A QUORUM?

As of the record date, 498,364,440 shares of the Company’s common stock were issued and outstanding. A majority of the outstanding shares entitled to vote at the annual meeting, represented in person or by proxy, will constitute a quorum. Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum.

WHAT IS HOUSEHOLDING?

As permitted by the SEC, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless the shareholders have notified the Company of their desire to receive multiple copies of the proxy statement. This is known as householding.

The Company will promptly deliver, upon request, a separate copy of the proxy statement to any shareholder residing at an address to which only one copy was mailed. Requests for additional copies for the current year or future years should be directed to the Corporate Secretary, Allezoe Medical Holdings, Inc., 1800 NW Corporate Boulevard, Suite 201, Boca Raton, Florida, or by telephone at (321) 452-9091.

Shareholders of record residing at the same address and currently receiving multiple copies of the proxy statement may contact our registrar and transfer agent, Holladay Stock Transfer, to request that only a single copy of the proxy statement be mailed in the future. You can contact Holladay by phone at (480) 213-0968, or by mail at 2939 North 67th Place, Scottsdale, Arizona 85251.

HOW MUCH DID THIS PROXY SOLICITATION COST?

The costs of this proxy include the expense of preparing the proxy solicitation materials for the annual meeting and mailing the Notice and, as applicable, the proxy solicitation materials for such meeting. Following the mailing of these materials, directors, officers, and employees of the Company may solicit proxies by telephone, email, or other personal contact; such individuals will not receive compensation or reimbursement for these activities. Additionally, the Company has retained Broadridge Financial Solutions, Inc. to assist in the solicitation of proxies on behalf of the Board for an estimated fee of $21,000 plus reimbursement of reasonable expenses. Further, brokers and other custodians, nominees, and fiduciaries will be requested to forward the Notice and printed proxy materials to their principals, and the Company will reimburse them for the expense of doing so.

WHAT IS THE COMPANY’S INTERNET ADDRESS?

The Company’s Internet address is www.allezoe.com. The Company’s filings with the SEC are available free of charge via the “Company” link at this website (click on the “Investor Relations” heading), and may also be found at the SEC’s website, www.sec.gov.

WILL ANY OTHER MATTERS BE VOTED ON?

As of the date of this proxy statement, we know of no other matter that will be presented for consideration at the annual meeting other than those matters discussed in this proxy statement. If any other matters properly come before the meeting and call for a vote of the shareholders, the appointed proxies will vote in accordance with their judgment as permitted.

PROPOSAL 1 – ELECTION OF DIRECTORS

The Company’s Amended Articles of Incorporation (the “Articles”) and Amended and Restated Bylaws (the “Bylaws”) provide that the number of directors to constitute the Board of Directors shall not be fewer than 3 nor more than 7, with the exact number to be fixed by a resolution adopted from time to time by the affirmative vote of a majority of the entire Board. The Articles and Bylaws also provide that all of the directors shall be elected at each annual meeting of shareholders to hold office until the next succeeding annual meeting of shareholders or until such director’s successor has been elected and qualified, and subject to prior death, resignation, retirement, or removal from office. Any vacancy on the Board, including any vacancy resulting for the decision of the Board to increase the size of the Board, may be filled by a majority of the surviving or remaining directors then in office.

There are three nominees for election to the Board at the annual meeting of shareholders to be held on September 27, 2012. Each of the three nominees, if elected, will hold office until the next annual meeting of shareholders or until his or her successor is elected and qualified. The Board has nominated Michael Gelmon, Caroline Pinnell, and Michael Choo for election as directors of the Company. Each nominee has consented to be named and to serve if elected. If any of the nominees becomes unavailable for election for any reason, the proxies will be voted for the other nominees and any substitutes.

DIRECTOR NOMINATION PROCESS

The entire Board of Directors is responsible for nominating members for election to the Board and for filling vacancies on the Board that may occur between annual meetings of shareholders. The Governance and Nominating Committee is responsible for identifying, screening, and recommending candidates to the entire Board for Board membership. The Governance and Nominating Committee works with the Board to determine the appropriate characteristics, skills, and experience for the Board as a whole and its individual members. In evaluating the suitability of individual Board members, the Board takes into account many factors, which are described in further detail below. The Board evaluates each individual in the context of the Board as a whole with the objective of retaining a group of directors with diverse and relevant experience that can best perpetuate the Company’s success and represent shareholder interests through sound judgment.

The Governance and Nominating Committee may seek the input of other members of the Board or management in identifying candidates who meet the criteria outlined above. In addition, the Governance and Nominating Committee may use the services of consultants or a search firm. The Governance and Nominating Committee will consider recommendations by the Company’s shareholders of qualified director candidates for possible nomination by the Board. Shareholders may recommend qualified director candidates by writing to the Company’s Corporate Secretary at Allezoe Medical Holdings, Inc., 1800 NW Corporate Boulevard, Suite 201, Boca Raton, Florida. Submissions should include information regarding a candidate’s background, qualifications, experience, and willingness to serve as a director. Based on a preliminary assessment of a candidate’s qualifications, the Governance and Nominating Committee may conduct interviews with the candidate or request additional information from the candidate. The Governance and Nominating Committee uses the same process for evaluating all candidates for nomination by the Board, including those recommended by shareholders. The Company’s Bylaws permit persons to be nominated as directors directly by shareholders under certain conditions. To do so, shareholders must comply with the advance notice requirements outlined in the “Shareholder Proposals and Nominations” section of this proxy statement.

The Board of Directors presently consists of three directors. The term of office of each director expires at the 2012 Annual Meeting. Directors serve until their respective successors have been elected and qualified. Executive officers are appointed by and serve at the pleasure of the Board of Directors. Messrs. Gelmon and Choo and Ms. Pinnell are nominees for reelection, each of whom is currently a member of the Board of Directors. The following table provides the name, age, principal occupation and other directorships of each nominee, the year in which he or she became a director of the Company and the year in which his term expires. Except as otherwise noted, each has held his or her principal occupation for at least five years. The table also includes a summary of the specific experience, qualifications, attributes or skills that led to the conclusion that each nominee is qualified to serve on the Board.

If a quorum of shares is present at the meeting, the three nominees for director will be elected directors. In the event that any of the nominees is unable or declines to serve as a director at or prior to the time of the Annual Meeting (an event that currently is not anticipated by management), the proxies will be voted for the election of such substitute nominee as the Board of Directors may propose. Each of the nominees has agreed to serve if elected and we have no reason to believe that they will be unable to serve.

DIRECTOR NOMINEES

Michael Gelmon (age 48)

Mr. Gelmon has served as chairman of our board of directors and Chief Executive Officer and has served as a director of, and as CEO of, several public companies.  Most notably, he was the founding shareholder, Director, and Head of Acquisitions and Real Estate for Dominoes Pizza of Canada, Ltd.  In addition to his business expertise, Mr. Gelmon holds a law degree from King’s College at the University of London.

Michael Choo (age 48)

Mr. Choo has served on our board of directors since 2011 and is a veteran of the healthcare industry, with over 30 years of hospital and healthcare management experience.  He is currently President and CEO of a major medical center in California.  In addition to his current position, Mr. Choo has been an executive at various healthcare organizations, including a stint as President and CEO of Integra Healthcare, Inc., as well serving as Managing Partner and Chairman of the Board of Directors of Doctors' Hospital of Shreveport.

Caroline Pinell (age 41)

Ms. Pinell has served on our board of directors since 2011 and also serves as our President and Chief Operating Officer and as Chairman of our subsidiary, SureScreen Medical, Inc. She has been a high-level operations consultant to a wide range of healthcare industry clients, including hospitals, independent physician associations, physician groups and networks, medical practices, attorneys, and Medicare and Medicaid health plans.  From 2005 to the present, she has been an Independent Healthcare Consultant, serving as a as a high level healthcare operations consultant to various clients, including Hospitals, Independent Physician Associations, Physician Groups and Networks, Medical Practices, Attorneys, and various Medicare and Medicaid Health Plans.  From 2008 to 2009, Ms. Pinell was President and CEO of ATRIO Health Plans, a Medicare Advantage (MA-PD) Plan located in Oregon.  From 2006 to 2008, she was Vice President and Executive Director of Physician Relations, Business development and Managed Care at HCA-Bayshore Medical Center, a 463 Bed acute care community hospital serving Pasadena, Texas and its surrounding areas.  From 2005 to 2006, she was Chief Operating Officer of IntegraNet Physicians Resources, Inc., a privately owned independent physician association with a citywide provider network that exceeds 750 physicians in the Houston area.  From 2000 to 2005, she was Vice President of Operations for Primary Medical Care, Memorial Clinical Associates and MCA Research, three affiliated healthcare operations in the Houston, Texas area.

Ms. Pinell attended the MD program at the University of Texas Health Science Center and earned a law degree from the South Texas College of Law.

The Board of Directors recommends a vote FOR all nominees set forth in Proposal 1.

ADDITIONAL INFORMATION CONCERNING DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

As of August 23, 2012, our Board of Directors consists of three directors and we have two executive officers. The term of office of each director expires at the annual meeting of our shareholders. Directors serve until their respective successors have been elected and qualified. Executive officers are appointed by and serve at the pleasure of the Board of Directors.

Set forth below is biographical information for each of our current directors and executive officers.

Name	Age	Position
Michael Gelmon	48	Chairman, Chief Executive Officer and Director
Caroline Pinnell	48	President, Chief Operating Officer and Director
Michael Choo	41	Director

In addition to the above, Ezequiel Rodriguez serves as corporate Secretary and Assistant corporate legal counsel under a consulting agreement with Matriarch Management, Inc., by whom he is employed.

None of our directors or executive officers is related by blood, marriage or adoption.

 Set forth below is certain information concerning the directors and executive officers of the Company as of August 31, 2011:

Name:	Age:	Position:
Michael Gelmon[1]	48	President, Chief Executive Officer and Chairman
Michael Choo[2]	48	Director
Michael Holder[3]	50	Former Director, President and CEO of Organ Transport Systems, Inc.
Carole Pinell[4]	41	Director
Hyman White[5]	69	Director, Secretary, Treasurer
Jancy Gregorio[6]	33	Former Chief Executive Officer and President, former director
Reynan Ballan[7]	34	Former Chief Financial Officer, Secretary and Treasurer, and former director

1  Mr. Gelmon was named a director on May 31, 2011 and, Chairman and CEO on June 24, 2011.

2  Mr. Choo was named a director on May 31, 2011.

3  Mr. Holder served as a director from February 18, 2011 to November 22, 2011 when he resigned for personal reasons.  He also served as Chairman and CEO from February 18, 2011 to June 24, 2011.

4  Ms Pinell was named as a director on May 31, 2011 and was named as President and Chief Operating Officer on March 15, 2012.

5  Mr. White was named a director, Secretary and Treasurer on February 18, 2011, as a result of the acquisition of Organ Transport Systems, Inc.  He resigned as a director and officer as of March 15, 2012. He also served as a director and Vice President of Organ Transport Systems, Inc.

6  Mr. Gregorio resigned as an officer and director effective February 18, 2011, as a result of the acquisition of Organ Transport Systems, Inc.

7  Mr. Ballan resigned as an officer and director effective February 18, 2011, as a result of the acquisition of Organ Transport Systems, Inc.

Board of Directors and Committee Meetings

Under Delaware law, the Company is managed under the direction of the Board of Directors. The Board establishes broad corporate policies and authorizes various types of transactions, but it is not involved in day-to-day operational details. During fiscal 2011 through August 31, 2011, the Board held three regular meetings at which all of the directors were present in person or by telephone conference call. Additional action was taken by unanimous written consent.  During fiscal year 2012 to date through July 31, 2012, the Board held three regular meetings at which all of the directors were present in person or by telephone conference call. Additional action was taken by unanimous written consent.

The Company encourages but does not require members of the Board to attend the Annual Meeting.

Director Compensation

We currently do not pay our directors a fee for attending scheduled and special meetings of the board of directors.  However, we reimburse each director for reasonable travel expenses related to that director’s attendance at meetings of the board of directors.  Because all of our meetings of the board of directors were held via teleconference, no such reimbursements were made in the fiscal year ended August 31, 2011 or in 2012 to date.

None of our directors were compensated for their services during all or part of 2011 or 2012 to do.  However, our directors who served as named executive officers were compensated for such services.  See “Management – Executive Compensation” below.

Board Committees

Our board of directors has created three standing committees of our board of directors: the Audit Committee, the Compensation Committee, and the Governance and Nominating Committee.

Audit Committee Function.

As stated in its charter, our Audit Committee provides assistance to the board of directors in fulfilling its oversight responsibilities by reviewing the financial reports and related financial information provided by the Corporation to governmental agencies or the general public, the Corporation's system of internal controls and the effectiveness of its control structure, the Corporation's compliance with designated laws and regulations, and the Corporation's accounting, internal and external auditing and financial reporting processes. In discharging its responsibilities, the audit committee shall:

•

Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system.

•

Review and evaluate the audit procedures and results of the Corporation's independent auditor and general auditor.

•

Approve, engage and terminate the independent auditor.

•

Review and evaluate the independent auditor's qualifications, performance and independence.

•

Review, evaluate and approve any non-audit services the independent auditor may perform for the Corporation and disclose such approved non-auditor services in periodic reports to stockholders.

•

Maintain free and open means of communication between the board of directors, the independent auditor, the general auditor, and the management of the Corporation.

•

Maintain free and open means of communication between employees and the audit committee for the processing of complaints received by the Corporation regarding questionable accounting or auditing matters, including suspicions or fraudulent activity.

•

At least annually, review and update this charter for consideration by the board of directors and perform an evaluation of the audit committee performance and function.

•

Monitor and assure compliance with all provisions of the Sarbanes-Oxley Act applicable to the Corporation.

Compensation Committee Functions.

As stated in its charter, our Compensation Committee is governed by and charged with responsibility to do the following:

•

Consider and authorize the compensation philosophy for the personnel of the Corporation.

•

Review and evaluate chief executive officer and senior management performance, in light of goals and objectives set by the Committee that include the Corporation’s performance and return to stockholders.

•

Annually review and approve perquisites for the chief executive officer and senior management.

•

Set the chief executive officer's and senior managements’ compensation based upon performance and other criteria adopted by the committee.

•

Consider and make recommendations to the board of directors on matters relating to organization and succession of senior management.

•

Consider and approve the report of the Committee for inclusion in any proxy statement or information statement or annual report.

•

Make recommendations to the board of directors with respect to incentive compensation plans, deferred compensation plans, executive retirement plans, and equity based plans.

•

Administer incentive, deferred compensation, and equity based plans.

•

Annually review and update this charter for consideration by the board of directors.

•

Annually evaluate performance and function of the Compensation and Organization Committee.

•

Report the matters considered and actions taken by the Compensation and Organization Committee to the board of directors.

Governance and Nominating Committee Functions.

As stated in its charter, our Governance and Nominating Committee is governed by and charged with responsibility to do the following:

•

actively seek individuals qualified to become members of the board of directors;

•

from time to time recommend individuals for appointment as directors by the board of directors;

•

set the number of directors that shall constitute the whole board of directors;

•

nominate directors for approval by stockholders at an annual meeting of stockholders or special meeting of stockholders;

•

as needed, actively search for and recommend individuals for appointment as executive officers of the Corporation;

•

recommend to the board of directors the establishment, charter and membership of the various committees of the board of directors;

•

annually evaluate the performance and function of this Nominating Committee;

•

acting with sole authority, retain and terminate any consulting or search firm to be used to identify director or executive officer candidates, including the sole authority to approve the firm's fees and other retention terms; and

•

Annually, review and update its own charter for consideration by the board of directors.

Company Communications with Members of the Board of Directors

Any employee, officer or other interested party who has an interest in communicating with non-management members of the board of directors may do so by directing the communication to the Chairman of the Governance and Nominating Committee, The Chairman of the Governance and Nominating Committee is the presiding director for non-management sessions of the board of directors.  Directors have full and free access to officers and employees of the Corporation. Any meetings or contacts that a director wishes to initiate may be arranged through the chief executive officer or the secretary or directly by the director.

Board Structure and Risk Oversight

The general auditor of the Corporation directly reports to the chairman of the audit committee, with administrative oversight provided by an appropriate executive officer of the Corporation. The Audit Committee oversees the risk management function and determines that the general auditor has established, maintained and executed appropriate audit programs, policies and procedures that govern the examination and audit of the ledgers, records, procedures and operations of the Company and its affiliates.

Code of Business Conduct and Ethics

We have adopted a Code of Ethics that is applicable to our directors, officers, employees, consultants, and advisors.  As part of each of their respective initial engagements and/or renewal of any contract of engagement or employment or agreement, each director, officer, employee, consultant, and advisor agrees to be bound by the terms thereof and the standards therein.

Review, Approval or Ratification of Transactions with Related Parties.

During the fiscal year ended August 31, 2011 and the current year to date, our board or directors reviewed and did not object to any of the related party transactions reported in this proxy statement. Our board of directors recognizes that related party transactions present a heightened risk of conflicts of interest and/or improper valuation (or the perception thereof) and therefore follows the procedures as described below to address such risks.

Our board of directors is required to review all related party transactions. Allezoe is prohibited from entering or continuing a material related party transaction that has not been reviewed and approved or ratified by the board of directors.  Additionally, in transactions where an executive officer is related to any of our goods or services provider, the board of directors must approve the transaction.  In reviewing a related party transaction the board of directors considers all of the relevant factors surrounding the transaction including:

(1)  whether there is a valid business reason for us to enter into the related party transaction consistent with the best interests of Allezoe and our stockholders;

(2) whether the transaction is negotiated on an arm’s length basis on terms comparable to those provided to unrelated third parties or on terms comparable to those provided to employees generally;

(3) whether the board of directors determines that it has been duly apprised of all significant conflicts that may exist or may otherwise arise on account of the transaction, and it believes, nonetheless, that we are warranted in entering into the related party transaction and have developed an appropriate plan to manage the potential conflicts of interest;

(4) whether the rates or charges involved in the transaction are determined by competitive bids, or the transaction involves rates or charges fixed in conformity with law or governmental authority; and/or

(5) whether the interest of the related party or that of a member of the immediate family of the related party arises solely from the ownership of our class of equity securities and all holders of our equity securities received the same benefit on a pro-rata basis.

AUDIT COMMITTEE DISCLOSURES

Report of the Audit Committee

The Audit Committee reports as follows:

•

The Audit Committee reviewed the Company’s audited financial statements and discussed them with management. Management represented to the Audit Committee that the Company’s audited consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America. The Audit Committee also reviewed and discussed the audited consolidated financial information with management and Moss, Krusick LLP, the Company’s independent registered public accounting firm, including a discussion of the quality, and not just the acceptability, of the accounting principles and the reasonableness of significant judgments. The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee met with the independent registered public accounting firm, with and without management present, to discuss the results of its examination and the overall quality of the Company’s financial reporting.

•	The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed under Public Company Accounting Oversight Board standards.

•

The Audit Committee received from the independent registered public accounting firm the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications concerning independence. The Audit Committee discussed with the independent registered public accounting firm the firm’s independence from the Company and its management.

•

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, that the audited financial statements be included in the Company’s Annual Report on Form 10-K/A for the year ended August 31, 2011.

Audit Committee of the Board of Directors

Michael Choo, Chair

Caroline Pinnell

THE FOREGOING AUDIT COMMITTEE REPORT SHALL NOT BE DEEMED TO BE “SOLICITING MATERIAL” OR TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, NOR SHALL SUCH INFORMATION BE INCORPORATED BY REFERENCE INTO ANY PAST OR FUTURE FILING UNDER THE SECURITIES ACT OR THE EXCHANGE ACT, EXCEPT TO THE EXTENT WE SPECIFICALLY INCORPORATE IT BY REFERENCE INTO SUCH FILING.

Selection of Independent Registered Public Accounting Firm

The Audit Committee also has appointed Moss, Krusick & Associates, LLP to be the Company’s independent registered public accounting firm for fiscal years 2012 and 2013. Moss, Krusick & Associates, LLP has served as our auditors since March 29, 2011, and previously served as the auditors for a subsidiary acquired on February 18, 2011.

Policy for Approval of Audit and Permitted Non-Audit Services

All audit, audit-related and tax services were pre-approved by the Audit Committee, which concluded that the provision of such services by Moss, Krusick & Associates, LLP was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. The Audit Committee’s Charter requires that the Committee review the scope and extent of audit services to be provided, including the engagement letter, prior to the annual audit, and review and pre-approve all audit fees to be charged by the independent auditors. In addition, all additional non-audit matters to be provided by the independent auditors must be pre-approved.

Executive Compensation

The following Summary Compensation Table sets forth the compensation paid, distributed or accrued for services, including salary, rendered in all capacities during fiscal year ended August 31, 2011 by our principal executive officer, former executive officers and all other executive officers who received, or are entitled to receive, remuneration in excess of $100,000 during the referenced period.  In 2011, all salary was paid by Allezoe Medical Holdings, Inc.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Fiscal Year	Salary	Bonus	Stock Awards	Option Awards	Non-equity Incentive Plan Compensation	Nonqualified Deferred Compensation	All Other Compensation	Total
		($)	($)	($)	($)	($)	($)	($)	($)
Michael Gelmon[1], Chairman of the Board	2011	10,000	0	42,000	0	0	0	0	52,000
Michael Choo, Director	2011	0	0	0	0	0	0	0	0
Caroline Pinnell	2011	0	0	0	0	0	0	0	0
Michael Holder[2]	2011	0	0	0	0	0	0	0	0
Hyman White[3]
Jancy Gregorio[4] Former Chairman of the Board	2011	0	0	0	0	0	0	0	0
	2010	0	0	0	0	0	0	0	0
Reynan Ballan[5] Former CFO, Secretary and Treasurer	2011	0	0	0	0	0	0	0	0
	2010	0	0	0	0	0	0	0	0

1  Mr. Gelmon receives a base salary of $10,000 per month as Chairman and CEO, commencing July 1, 2011.  He was also awarded a grant of 5,000,000 shares of common stock, vesting annually over 3 years at 1,666,667 shares per year as of July 1 of each year.  The July 1, 2011 grant of 1,666,667 shares was valued at $42,000, based on the closing price of the common stock on July 1, 2011.

2  Mr. Holder resigned effective December 2011.

3  Mr. White resigned effective March 15, 2012.

4  Mr. Gregorio resigned effective February 18, 2011.

5  Mr. Ballan resigned effective February 18, 2011.

In addition to the amounts paid or accrued for officers and directors, as noted above, the Company also pays a consulting fee of $10,000 per month to CFOs to Go, Inc. under a consulting agreement, for legal, financial and acquisition services, and an additional $10,000 per month to Matriarch Management, Inc., for accounting, bookkeeping, administrative and IT services including the provision of Mr. John Burke as principal accounting officer of the Company and Ezequiel Rodriguez and Secretary and Assistant

Corporate Counsel.  Mr. Burke and Mr. Rodriguez are not compensated directly by the Company for their services.

Outstanding Equity Awards at 2011 Fiscal Year-End

Effective July 1, 2011, a stock award of 5,000,000 shares of common stock was made to our CEO, Michael Gelmon, with one-third of the total released immediately and the remaining held in escrow, to be released one-third on July 1, 2012 and the balance on July 1, 2013.

There were no other grants, option or other equity compensation awarded in the fiscal year ended August 31, 2011 or in 2012 to date.

Potential Payments upon Resignation, Retirement, or Change of Control

We do not have any plans or agreements that are specific and unique to executive officers regarding termination of employment or a change of control of the Company.  There are no employment agreements with any executive officer or employee and all are considered to be at-will employees.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

AND DIRECTOR INDEPENDENCE

Related Party Transactions

Except as set forth below, we are not aware of any material interest, direct or indirect, of any of our directors or executive officers, any person beneficially owning, directly or indirectly, 10% or more of our voting securities, or any associate or affiliate of such person in any transaction since the beginning of the last fiscal year or in any proposed transaction which in either case has materially affected or will materially affect us.

•	We utilize office space for our principal executive offices from a company affiliated with Mr. Gelmon our director and executive officer, at no cost to the Company.

•

We have a consulting services agreement with Matriarch Management, Inc. and another consulting agreement with CFOs to Go, Inc., both of which are affiliates of Élan Health Services, Inc., our major shareholder. Pursuant to these agreements, CFOs to Go, Inc. provides legal, financial and acquisition advisory services and Matriarch Management, Inc. provides accounting, bookkeeping, EDGAR filing, IT support, administrative services and access to a central server for maintaining of its financial and other books and records.  Each of CFOS to Go, Inc. and Matriarch Management, Inc. receives $10,000 per month under these agreements.

Conflicts of Interest

Our business raises potential conflicts of interest between us and certain of our officers and directors. Certain of our directors are directors of other companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of the board of directors, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or management, may have a conflict.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Board of Directors Recommends a Vote “FOR” Proposal 2

The Audit Committee of the Board of Directors has appointed Moss, Krusick & Associates, LLP (“Moss, Krusick”) as the Company’s independent registered public accounting firm for the years ending August 31, 2012 and 2013. Although not required, the Board of Directors is requesting ratification by the shareholders of this appointment. Stockholder ratification of the selection of Moss, Krusick as our independent auditors is not required by our bylaws; however the Board of Directors is submitting the selection of Moss, Krusick to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interests of the Company and our shareholders.

Moss, Krusick has audited our financial statements since March 29, 2011. Moss, Krusick replaced Madsen & Associates, CPAs, Inc. (“Madsen”), which was dismissed by the Board of Directors on April 18, 2011. Madsen had been the auditors for our predecessor, Stanford Management, LTD, the business of which was distributed to the former management as part of the transaction in which we acquired Organ Transport Systems, Inc. on February 18, 2011 and changed our corporate name. The dismissal of Madsen was not based on any disagreement with Madsen, and there were no adverse opinions or disclaimer of opinions contained within Madsen’s reports of the previous two years before their dismissal. The decision to change our independent registered public accounting firm to Moss, Krusick was made by the Board of Directors, because it was the auditor for Organ Transport Systems, Inc., acquired on February 18, 2011.

The Company incurred the following fees during the fiscal years ended August 31, 2011 and 2010 for services performed by Moss, Krusick:

	Moss, Krusick LLP
	2011	2010
Audit Fees(1)	51,300	--
Audit Related Fees(2)	--	--
Tax Fees(3)	--	--
All Other Fees	--	--

(1)

“Audit Fees” represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements included in our reports on Form 10-Q, acquisition due diligence, review of registration statements and issuance of comfort letters and audit services provided in connection with other statutory or regulatory filings.

(2)

“Audit Related Fees” generally represent fees for assurance and related services reasonably related to the performance of the audit or review of our financial statements, and acquisition due diligence, review of registration statements and issuance of comfort letters.

(3)	“Tax Fees” generally represent fees for tax compliance, tax advice, tax-related acquisition due diligence and tax planning services, including preparation of tax returns.

The Audit Committee reviews and approves the fee to be paid to the independent registered public accounting firm. The Audit Committee is also responsible for reviewing and approving engagements of significant non-audit work performed by the independent registered public accounting firm, and the Audit Committee approved all audit related fees and tax fees.

Representatives from Moss, Krusick are not expected to be present at the annual meeting, will not have the opportunity to provide a statement at the meeting, and will not be available to answer questions. If you wish to discuss any accounting issues with Moss, Krusick, please contact Ezequiel Rodriguez at the Company offices, and he will arrange for communication with Moss, Krusick.

The Board of Directors recommends a vote FOR Proposal 2.

PROPOSAL 3: APPROVAL OF THE ALLEZOE MEDICAL HOLDINGS, INC.

2012 STOCK INCENTIVE PLAN

The Board of Directors Recommends a Vote “FOR” Proposal 3

On August 3, 2012, our Board of Directors adopted the 2012 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to enhance the long-term shareholder value of the Company, by offering opportunities to selected persons to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company or a Related Company and to acquire and maintain stock ownership in the Company.

The following description of the Plan is a summary, does not purport to be a complete description of the Plan and is qualified in its entirety by the full text of the Plan. A copy of the Plan is attached to this proxy statement as Annex A and is incorporated herein by reference.

Description of the Stock Incentive Plan

The 2012 Stock Incentive Plan provides for the grant of options (“Options”) to purchase common stock, and stock awards (“Awards”) consisting of common stock, to eligible participants, including our directors, executive officers, employees and consultants. The terms and conditions of the Plan apply equally to all participants. We have reserved a total of 4,500,000 shares of common stock (post-reverse split) for issuance under the Plan. As of the Record Date, there were no outstanding Options and no Awards have been granted.

The Plan Administrator, which is currently the board of directors, may designate which of our directors, officers, employees and consultants are to be granted Options and Awards. The Plan Administrator has the authority, in its sole discretion, to determine the type or types of awards to be granted under the Plan. Awards may be granted singly or in combination.

Options

The 2012 Stock Incentive Plan allows for the award of “incentive stock options” and “non-qualified stock options”. Options may be granted by the Plan Administrator, in compliance with the requirements of the stock exchange on which the common stock may be listed or quoted. The Plan Administrator further determines the exercise price and other terms associated with any Options granted under the Option Plan, subject to the rules of the applicable stock exchange. The Options vest and expire on dates set by the Plan Administrator, being not more than fifteen years from the date of grant, provided that any outstanding Options will expire on a date not exceeding 90 days following the date that the holder ceases to be an officer, director, employee or consultant, for any reason other than retirement, death, permanent disability or termination for cause (as defined in the Plan). Options granted under the Plan are non-assignable.

Awards

The Plan Administrator is authorized to make Awards of common stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with us or the achievement of performance goals related to profits, profit growth, profit related return ratios, cash flow or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which common stock subject to Awards are held during the periods they are subject to restrictions and the circumstances under which repurchase or forfeiture of the Award shall occur by reason of a participant’s termination of service.

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to an Award, or upon a participant’s release from any terms, conditions and restrictions of an Award, as determined by the Plan

Administrator, we shall release, as soon as practicable, to a participant or, in the case of a participant’s death, to the personal representative of a participant’s estate or as the appropriate court directs, the appropriate number of common stock. Notwithstanding any other provisions of the 2012 Stock Incentive Plan, the Plan Administrator may, in its sole discretion, waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options and Awards shall terminate immediately prior to our corporate dissolution or liquidation. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

Unless earlier terminated by the Board, the Plan will terminate, and no further awards may be granted, fifteen years after the date on which the Board approved the Plan, or July 23, 2022. The Board may amend, suspend or terminate the Plan at any time, except that shareholder approval may be required for certain amendments under applicable law, regulation or stock exchange rule. Any amendment, suspension or termination of the Plan or the amendment of an outstanding award generally may not, without a participant’s consent, materially adversely affect any rights under an outstanding award.

Potential Payments upon Resignation, Retirement, or Change of Control

Our 2012 Stock Incentive Plan provides for accelerated vesting of all unvested stock options and unvested restricted stock awards upon a “company transaction” (as defined in the Plan), irrespective of the scheduled vesting date for these awards.

Federal Income Tax Information

The following is a brief summary of the U.S. federal income tax consequences of the Plan generally applicable to the Company and to participants in the Plan who are subject to U.S. federal taxes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this proxy statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary does not address issues relating to any U.S. gift or estate tax consequences or the consequences of any state, local or foreign tax laws.

Nonqualified Stock Options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option with an exercise price at least equal to the fair market value of our common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the stock option on the date of exercise and the exercise price of the stock option. When a participant sells the shares, the participant will have short-term or long-term capital gain or loss, as the case may be, equal to the difference between the amount the participant received from the sale and the tax basis of the shares sold. The tax basis of the shares generally will be equal to the greater of the fair market value of the shares on the exercise date or the exercise price of the stock option.

Stock Awards. A recipient of a stock award generally will recognize compensation taxable as ordinary income when the shares cease to be subject to restrictions in an amount equal to the excess of the fair market value of the shares on the date the restrictions lapse over the amount, if any, paid by the participant with respect to the shares. However, no later than 30 days after a participant receives the restricted stock award, the participant may elect to recognize compensation taxable as ordinary income in an amount equal to the fair market value of the shares at the time of receipt.

Performance Awards. A participant generally will not recognize taxable income upon the grant of a performance award. Upon the distribution of cash, shares or other property to a participant pursuant to the terms of a performance award, the participant generally will recognize compensation taxable as ordinary income equal to the excess of (a) the amount of cash or the fair market value of any other property issued or paid to the participant pursuant to the terms of the award over (b) any amount paid by the participant with respect to the award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Section 409A of the Code. We intend that awards granted under the Plan comply with, or otherwise be exempt from, Section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of common stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

New Plan Benefits

Any future options or awards under the Plan will be made at the Board’s discretion and accordingly the future benefits and amounts to be received or allocated under the Plan are not determinable at this time.

The Board of Directors recommends a vote FOR Proposal 3.

PROPOSAL 4 - REVERSE STOCK SPLIT, AMENDMENT OF ARTICLES OF INCORPORATION TO CHANGE CORPORATE NAME AND TO REINCORPORATE IN FLORIDA

The Board of Directors recommends a vote FOR Proposal 4.

Change in Corporate Domicile

The Board has proposed to change the domicile of the corporation from Delaware to Florida.  This will be accomplished by the conversion of the company from a Delaware corporation to a Florida corporation under the provisions of Section 266 of the Delaware corporation law, and Section 607.115 of the Florida Revised Statutes.  Under this process, the Articles of Incorporation of the Company, as amended as stated in this Proxy Statement and as reflected in Schedule “B”, will be refilled in Florida and will become the Articles of Incorporation of the Company in Florida, and a Certificate of Conversion will be filed with the State of Delaware advising of the change in domicile.  Both Delaware and Florida law require approval of the change of domicile by a majority of the shareholders of the Company entitled to vote at a meeting held for that purpose.  The change in domicile will have no effect on the rights or obligations of shareholders, creditors, contractual partners or others dealing with the Company.

The Board has determined that it is in the best interests of the Company and its shareholders to change the domicile to Florida due to the reduced costs of maintaining a Florida corporation, the fact that the Company’s principal offices are located in Florida, and because there are no significant perceived differences between Florida and Delaware law applicable to the rights of shareholders.  In addition, continuing the Company as a Delaware corporation exposes the Company to the risk of future law suits, if any, being filed in Delaware, which can be an expensive process, since the Company has no other affiliation with Delaware.  While there are no known lawsuits threatened or pending against the Company, leaving the Company at risk of being sued in a state in which it has no presence or other business activities is not recommended.

Change of Corporate Name

The Board of Directors also has approved a corporate name change from Allezoe Medical Holdings, Inc. to Novation Holdings, Inc.  The Allezoe name was selected by the principal officers of the former subsidiary, Organ Transport Systems, Inc., and has caused confusion and difficulty in pronunciation and identification.  In order to continue the complete separation from OTS and its management, the Company’s Board of Directors has recommended that the corporate name be changed. The change will be accomplished as part of the amendment to the Articles of Incorporation, as reflected in Schedule C, and the re-domicile of the Company in Florida.

The Reverse Split

The Board of Directors of the Company unanimously approved an amendment to our certificate of incorporation to effect a reverse stock split of all outstanding shares of our common stock at an exchange ratio of one-for-fifteen (1:15). The text of the form of amendment to our certificate of incorporation is attached to this information statement as Appendix B. In addition, the Board recommended approval of the reverse stock split and determined that effecting such a reverse split is in the best interests of the Company, which will become effective at 5:00 p.m. Eastern Standard time on the day of the filing of the amendment to the Company’s certificate of incorporation with the Secretary of State of the State of Delaware, which will occur immediately after the annual meeting, assuming the proposal is approved by the shareholders.

As a result of the one-for-fifteen reverse stock split, each fifteen shares of outstanding common stock will be exchanged for one new share of common stock. Except for adjustments that may result from the treatment of fractional shares as described below, each stockholder will hold the same percentage of outstanding common stock immediately following the reverse stock split as such stockholder held immediately prior to the reverse stock split. Currently, we are authorized to issue up to a total of 500,000,000 shares of common stock. This reverse stock split will not change the number of total authorized shares of our capital stock. In addition to the 498,364,440 shares of common stock issued and outstanding on August 23, 2012, the Board must reserve up to approximately 9,500,000 shares of post-split common stock which may be issued upon the exercise of warrants, options or conversion rights, including options and rights granted under our stock option and incentive plans. Except with respect to the shares of common stock issuable upon the exercise, at the option of the holder, of any options, warrants or conversion rights and shares to be issued in connection with a pending acquisition, at present the Board has no other commitment to issue additional shares of common stock.  Under the terms of the pending acquisition, we will issue common shares equal to 20 percent of the post-split, fully diluted resulting common shares outstanding, which is estimated to be approximately 8,500,000 new common shares, resulting in total common shares outstanding of 42,500,000, post reverse split and post-acquisition.

Reasons For The Reverse Stock Split.   The Board believes that the increased market price of the common stock expected as a result of implementing the reverse stock split will improve the marketability and liquidity of the common stock and will encourage interest and trading in the common stock. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of the common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. It should be noted that the liquidity of the common stock may be adversely affected by the reverse split given the reduced number of shares that would be outstanding after the reverse stock split. The Board anticipates, however, that the expected higher market price will reduce, to some extent, the negative effects on the liquidity and marketability of the common stock inherent in some of the policies and practices of institutional investors and brokerage houses described above.

The Board does not intend for this transaction to be the first step in a series of plans or proposals of a "going private transaction" within the meaning of Rule 13e-3 of the Securities Exchange Act of 1934, as amended. The Board has determined that the reverse stock split is advisable and in the best interests of the Company. Such determination was based upon certain factors, including existing and expected marketability and liquidity of the common stock, prevailing market conditions and the likely effect on the market price of the common stock.

Effects of The Reverse Stock Split. After the effective date of the reverse stock split, each stockholder will own a reduced number of shares of the common stock. However, the reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests, except to the extent that the reverse split results in any of the stockholders owning a fractional share as described below. Proportionate voting rights in a reverse stock split (other than as a result of rounding up to the nearest whole share in lieu of fractional shares). For example, a holder of 2% of the voting power immediately prior to the reverse stock split would continue to hold 2% of the voting power immediately after the reverse stock split. The number of stockholders of record will not be affected by the reverse stock split. The approximate number of shares of our common stock that will be outstanding as a result of the reverse stock split  without accounting for fractional shares which will be rounded up to the nearest whole share and without accounting for possible future issues of common stock as a result of the exercise of conversions rights, acquisitions or other dilutive actions, will be 33,224,296 shares.

Approximately 9,500,000 shares (after giving effect to the reverse stock split) will be reserved for issuance pursuant to the outstanding options and warrants and conversion rights and for future issuances under our equity incentive plan. Although the reverse stock split will not affect the rights of stockholders or any stockholder’s proportionate equity interest in us (subject to the treatment of fractional shares), the number of authorized shares of common stock will not be reduced from the current 500,000,000 common shares. This will increase significantly the ability of the Board to issue authorized and unissued shares without further stockholder action. The issuance in the future of such additional authorized shares may have the effect of diluting the earnings per share and book value per share, as well as the stock ownership and voting rights, of the currently outstanding shares of common stock. The effective increase in the number of authorized but unissued shares of common stock may be construed as having an anti-takeover effect by permitting the issuance of shares to purchasers who might oppose a hostile takeover bid or oppose any efforts to amend or repeal certain provisions of our certificate of incorporation or bylaws. We currently do not have any plans to issue additional shares of common stock, other than upon exercise of outstanding options and warrants and conversion rights, or in connection with planned or other acquisitions.  Under the terms of the outstanding convertible debt, the reverse stock split will effect a reduction in the number of shares of common stock issuable upon exercise or conversion of such debt in proportion to the exchange ratio of the reverse stock split and will effect a proportionate increase in the exercise or conversion price of such outstanding debt. None of the rights currently accruing to holders of our outstanding convertible debt would be affected by the reverse stock split. The reverse stock split may increase the number of stockholders who own "odd lots" of less than 100 shares of common stock. Brokerage commissions and other costs of transactions in odd lots are generally higher than the costs of transactions of more than 100 shares of common stock. The common stock is currently registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, and we are subject to the periodic reporting and other requirements of the Exchange Act. The reverse stock split will not affect the registration of the common stock under the Exchange Act. Following the reverse stock split, the common stock will continue to be quoted on the OTCBB.

Effective Date.   The reverse stock split, change in domicile and corporate name change will become effective as of 5:00 p.m. Eastern Standard time on the effective date of the filing of a certificate of amendment to our certificate of incorporation with the offices of the Secretary of State of the State of Delaware and the State of Florida. Except as explained below with respect to fractional shares, on the effective date, shares of common stock issued and outstanding immediately prior thereto will be combined and converted into new shares of common stock in accordance with the reverse stock split ratio and issued in the new corporate name.

Fractional Shares. Our transfer agent may act as exchange agent for purposes of implementing the exchange of stock certificates. Such person is referred to as the "exchange agent." No fractional shares of common stock will be issued as a result of the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares, upon surrender to the exchange agent of such certificates representing such fractional shares, will be entitled to receive an additional share by rounding up to the nearest whole number of shares.

Exchange of Stock Certificates.   After the effective date of the reverse stock split, change of domicile and corporate name change, holders of pre-reverse split shares must surrender to the exchange agent certificates representing pre-reverse split shares in exchange for certificates representing post-reverse split shares in the new corporate name. No new certificates will be issued to a stockholder until such stockholder has surrendered such stockholder’s outstanding certificate(s). Stockholders should not destroy any stock certificate which after the reverse stock split will represent that number of shares into which the shares represented by the old certificate have been combined and converted. Stockholders who must exchange their old certificates for new certificates should contact our transfer agent, Holladay Stock Transfer Corp., 2939 North 67th Place, Scottsdale, AZ 85251, telephone:  480-481-3940, in accordance with the transmittal form to be provided for that purpose.

Accounting Consequences.   The par value per share of common stock will remain unchanged at $0.001 per share after the reverse stock split. As a result, on the effective date of the reverse split, the stated capital on the Company’s balance sheet attributable to the common stock will be reduced proportionally, based on the one-to-fifteen exchange ratio of the reverse stock split, from its present amount, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share common stock net income or loss and net book value will be increased because there will be fewer shares of common stock outstanding. It is not anticipated that any other accounting consequences would arise as a result of the reverse stock split.

No Appraisal Rights.   Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the amendment to our certificate of incorporation to effect the reverse split, the corporate name change, or the change of corporate domicile from Delaware to Florida, and the Company will not independently provide the stockholders with any such right.

As soon as practicable following the reverse stock split, the Company will provide a transmittal form that each stockholder of record on the effective date of the reverse stock split should use to transmit certificates representing shares of Common Stock to the Transfer Agent for exchange or transfer. The transmittal form will contain instructions for the surrender of pre-reverse stock split certificates to the Transfer Agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split, pre-corporate name change and pre-change of domicile certificates.  No new certificates will be issued to a stockholder until such stockholder has surrendered its pre-reverse stock split certificates together with a properly completed and executed transmittal form to the Transfer Agent.

Upon proper completion and execution of the transmittal form and its return to the Transfer Agent together with a stockholder’s pre-reverse stock split certificates and/or an affidavit of loss for any lost or destroyed certificates, as applicable, that stockholder will receive a new certificate or certificates in the new corporate name representing the number of whole shares of common stock, pre-reverse stock split, into which the shares of common stock represented by the pre-reverse stock split certificates are being converted as a result of the reverse stock split. Until surrendered to the Transfer Agent, pre-reverse stock split certificates retained by stockholders will be deemed for all purposes, including voting and payment of dividends, if any, to represent the number of whole shares of common stock, post-reverse stock split, to which such stockholders are entitled as a result of the reverse stock split. Stockholders should not send their pre-reverse stock split certificates to the Transfer Agent until after receiving instructions from the Transfer Agent.  The Company shall bear all expenses of the exchange and issuance of new certificates.

Certificates representing shares of common stock, pre-reverse stock split, that contain a restrictive legend will be exchanged for common stock, post-reverse stock split, in the new corporate name with the same restrictive legend.  As applicable, the time period during which a stockholder has held the common stock, pre-reverse stock split, will be included in the time period during which such stockholder actually holds the common stock, post-reverse stock split, received for the purposes of determining the term of the restrictive period applicable to the common stock, post-reverse stock split.

Material U.S. Federal Income Tax Considerations of the Reverse Stock Split, change of domicile and name change. The following is a summary of material U.S. federal income tax considerations of the reverse stock split, change of domicile and corporate name chnage. It addresses only stockholders who hold the pre-reverse split shares and post-reverse split shares as capital assets. It does not purport to be complete and does not address stockholders subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, mutual funds, foreign stockholders, stockholders who hold the pre-reverse split shares as part of a straddle, hedge, constructive sale or conversion transaction, stockholders who hold the pre-reverse split shares as qualified small business stock within the meaning of Section 1202 of the Internal Revenue Code of 1986, as amended (the "Code"), stockholders who are subject to the alternative minimum tax provisions of the Code, and stockholders who acquired their pre-reverse split shares pursuant to the exercise of employee stock options or otherwise as compensation. This summary is based upon current law, which may change, possibly even retroactively. It does not address tax considerations under state, local, foreign, and other laws (including other U.S. federal tax laws). Furthermore, we have not obtained a ruling from the Internal Revenue Service or an opinion of legal or tax counsel with respect to the consequences of the reverse stock split, change of domicile, or corporate name change.

EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER TAX ADVISOR AS TO HIS OR HER OWN SITUATION AND THE PARTICULAR FEDERAL, STATE, LOCAL OR

FOREIGN INCOME OR OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, CHANGE OF DOMICILE OR CORPORATE NAME CHANGE.

The reverse stock split, change of domicile and corporate name change is intended to constitute a reorganization within the meaning of Section 368 of the Code and is not part of a plan to increase periodically a stockholder’s proportionate interest in the assets or earnings and profits of the Company. Assuming the reverse split, change of domicile and corporate name change qualifies as a reorganization, a stockholder generally will not recognize gain or loss on the reverse stock split, change of domicile or corporate name change. The aggregate tax basis of the post-reverse split shares received will be equal to the aggregate tax basis of the pre-reverse split shares exchanged therefor, and the holding period of the post-reverse split shares received will include the holding period of the pre-reverse split shares exchanged therefor. No gain or loss will be recognized by us as a result of the reverse stock split, change of domicile or corporate name change.

The Company believes that the federal income tax consequences of the Reverse Stock Split, change of domicile and corporate name change to holders of Common Stock will be as follows:

(i)

Except as explained in (v) below, no income gain or loss will be recognized by a shareholder on the surrender of the current shares or receipt of the certificate representing new post-split, change of domicile and corporate name change shares;

(ii)	Except as explained in (v) below, the tax basis of the new post-split shares, change of domicile and corporate name change will equal the tax basis of the old pre-split shares exchanged therefore;

(iii)

Except as explained in (v) below, the holding period of the new post-split, change of domicile and corporate name change shares will include the holding period of the old pre-split shares if such old pre-split shares were held as capital assets;

(iv)	The conversion of the old pre-split shares into the new post-split, change of domicile and corporate name change shares will produce no taxable income or gain or loss to the Company;

(v)

The Federal income tax treatment of the receipt of the additional fractional interest by a shareholder is not clear and may result in tax liability not material in amount in view of the low value of such fractional interest.

The Company’s opinion is not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above.

The Board of Directors recommends a vote FOR Proposal 4.

SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners

The following table sets forth information regarding the number of shares of our common stock beneficially owned on August 23, 2012, by any person or “group,” as that term is used in Section 13(d)(3)

of the Securities Exchange Act of 1934, known to us to own beneficially more than five percent of our outstanding voting securities.

Title of Class	Name and Address of Beneficial Owner	Amount and nature of beneficial ownership	Percent of Class*

Common Stock	Élan Health Services, Inc.	154,687,789	31.0%
	871 Coronado Center Dr. Suite 200
	Henderson, Nevada 89052

* Based upon 498,364,440 shares of common stock outstanding as of August 23, 2012.

Security Ownership of Management

The following table sets forth information regarding the number of shares of our common stock beneficially owned on August 23, 2012, by each of our current directors, each of the individuals named in the Summary Compensation below and the total number owned by them as a group.  The address of each of the persons listed below is c/o Allezoe Medical Holdings, Inc., 1800 NW Corporate Boulevard, Merritt Island, Florida 33431.

Title of Class	Name of beneficial owner	Amount and nature of beneficial ownership	Percent of class (1)

Common Stock	Michael Gelmon	1,666,667	-% *
Common Stock	Michael Choo	--	0%

Common Stock	Caroline Pinnell	--	0%

Common Stock	All directors and executive officers, as a group (3)	1,666,667	-%*

*	Represents less than one percent of the outstanding shares of our common stock.
(1)	Based upon 498,364,440 shares of common stock outstanding as of August 13, 2012.
(2)	Represents 3 persons, Messrs. Gelmon and Choo and Ms. Pinnell

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock (collectively, “Reporting Persons”) to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Reporting Persons are also required by SEC regulations to furnish us with copies of all such ownership reports they file. SEC regulations also require us to identify in this Report any Reporting Person who failed to file any such report on a timely basis.

Except as set forth below, we believe that all Reporting Persons complied with all applicable Section 16(a) filing requirements for fiscal year 2011, based solely on our review of the copies of such reports received or written communications from certain Reporting Persons:

•

Michael Gelmon had one late Form 3, one late Form reporting his appointment as a director and CEO; one late Form 4 reporting one transaction (the grant to him of stock in July 2011); one late Form 4 reporting one transaction (the transfer of a portion of the grant to him of stock in July 2011 to two other persons in July, 2011); and one late Form 5 for the fiscal year ended August 31, 2011.

•	Michael Choo had one late Form 3 reporting on his appointment as a director; and one late Form 5, for the fiscal year ended August 31, 2011.

•	Caroline Pinnell had one late Form 3 reporting on her appointment as a director; and one late Form 5, for the fiscal year ended August 31, 2011.

•

Élan Health Services, Inc. filed a late Form 4 reporting on multiple common stock issues to maintain its 60 percent control position as part of an acquisition agreement, through March 2012 and one late Form 5, for the fiscal year ended August 31, 2011.

ANNUAL REPORT AND FORM 10-K/A; INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the Allezoe Medical Holdings, Inc. 2012 Annual Meeting of Shareholders to Be Held on September 27, 2012: the Proxy Statement and the Annual Report on Form 10-K/A filed with the SEC on July 19, 2012 are available at:

http://Allezoe.com/index.php/investor-center/investor-overview/

METHOD AND COST OF SOLICITATION

The Company will pay the cost of soliciting proxies. In addition to soliciting proxies by mail, the Company’s employees may request the return of proxies in person or by telephone. The Company has also hired Broadridge Financial Solutions, Inc., 51 Mercedes Way, Edgewood, New York 11717 to assist with Annual Meeting procedures. Brokers and persons holding shares for the benefit of others may incur expenses in forwarding proxies and accompanying materials and in obtaining permission from beneficial owners to execute proxies. On request, the Company will reimburse those expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS

Stockholder Proposals

Any stockholder who wishes to present a proposal for action pat our next annual meeting and who wishes to have it set forth in the proxy or information statement prepared by us, must deliver such proposal to our Secretary at our principal executive offices, no later than August 1, 2013, in such form as is required under regulations promulgated by the Securities and Exchange Commission.

In the event that we hold an annual meeting of stockholders next year, with respect to any proposal that is not submitted for inclusion in that proxy statement, but is instead sought to be presented directly at the annual meeting of stockholders, the stockholder must deliver or mail a notice of the stockholder proposal, together with all of the information and materials discussed below, to our Secretary, which notice must be received at our principal executive offices not earlier than August 1, 2013, and not later than January 31, 2014.

In order to be eligible to submit a stockholder proposal notice, the stockholder must be a stockholder of record at the time of giving the notice of the proposal and entitled to vote at the meeting.  The stockholder proposal notice must set forth for each matter proposed to be brought before the meeting:

•

a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and, in the event that such business includes a proposal regarding the amendment of either our Articles of Incorporation or Bylaws, the language of the proposed amendment;

•	the name and address, as they appear on our books, of the stockholder proposing such business;

•

a representation of the stockholder as to the class and number of shares of our capital stock that are beneficially owned by such stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such business;

•

a list of the names and addresses of other beneficial owners of shares of our capital stock, if any, with whom such stockholder is acting in concert, and the number of shares of each class of our capital stock beneficially owned by each such beneficial owner; and

•	any material interest of the stockholder in such proposal or business.

Within fourteen days after the stockholder proposal notice, together with all of the information and materials discussed immediately above, has been submitted to our Secretary, our Secretary and board of directors will determine whether the items submitted are in the form and within the time indicated and will provide notice in writing to the person submitting the stockholder proposal of their determination.  In the event that the stockholder fails to submit a required item in the form and within the time indicated, Securities and Exchange Commission rules permit our management to vote proxies in its discretion on the matter at the meeting.

Director Nominations

Stockholders who are entitled to vote in the election of directors at the 2013 annual meeting of stockholders, assuming an actual meeting is held, may nominate directors to be elected.  To nominate a director for election, the stockholder must deliver or mail a notice in writing of the nomination to our Secretary, which notice must be received at our principal executive offices not later than August 1, 2013. The notice shall set forth:

•	the name, age and business and residential addresses of each person to be nominated;
•	the principal occupation or employment of each person to be nominated;

•	the class and number of shares of our capital stock beneficially owned by each person to be nominated;
•	the name and address of the person submitting the nomination or nominations;

•	the number of shares of each class of our capital stock of which the person submitting the nomination or nominations is the beneficial owner;
•	the name and address of each of the persons with whom the person submitting the nomination or nominations is acting in concert with;

•	the number of shares of our capital stock beneficially owned by each person with whom the person submitting the nomination or nominations is acting in concert with;
•

a description of all arrangements or understandings between the person submitting the nomination or nominations and each person to be nominated and any other persons (naming those persons) pursuant to which the nomination or nominations are to be made by the stockholder;

•

other information with respect to each person to be nominated that would be required to be provided in a proxy statement prepared in accordance with Regulation 14A promulgated under the Securities Exchange Act of 1934; and

•	a consent executed by each person to be nominated to the effect that, if elected as a member of our board of directors, he or she will serve.

Within fourteen days after the nomination notice, together with all of the information and materials discussed immediately above, has been submitted to our Secretary, our Secretary will determine whether the evidence of the person making the nomination or nominations as a stockholder is reasonably satisfactory and will provide notice in writing to the person making the nomination or nominations of his determination.  If our Secretary determines that the evidence is not reasonably satisfactory, or if the person fails to submit the requisite information in the form or within the time indicated, the nomination or nominations will be ineffective for the election at the meeting at which the person is to be nominated.

ADDITIONAL INFORMATION AND QUESTIONS

Additional information concerning the Company, including its annual and quarterly reports on Forms 10-K and 10-Q, and current reports on Form 8-K, which have been filed with the Securities and Exchange Commission, may be accessed through the EDGAR archives at www.sec.gov

DISCRETIONARY AUTHORITY

While the Notice of Annual Meeting of Shareholders provides for transaction of such other business as may properly come before the Annual Meeting, the Board of Directors has no knowledge of any matters to be presented at the meeting other than those referred to in this proxy statement. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

Whether you plan to attend the Annual Meeting or not, please submit a proxy through the internet or sign and return the enclosed proxy form in the enclosed, stamped envelope if this proxy was received by mail.

/s/ Ezequiel Rodriguez
Ezequiel Rodriguez
Secretary

August 23, 2012

0

Allezoe Medical Holdings, Inc.

1800 NW Corporate Boulevard, Suite 201
Boca Raton, FL 33431

PROXY

This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Michael Gelmon and Ezequiel Rodriguez as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Allezoe Medical Holdings, Inc., held on record by the undersigned on August 30, 2012 at the annual meeting of shareholders to be held on September 27, 2012 or any adjournment thereof

1. ELECTION OF DIRECTORS:

FOR all nominees listed below (except as marked to the contrary below) ¨

WITHOLD AUTHORITY To vote for all nominees listed below ¨

Michael Gelmon

Michael Choo

Caroline Pinnell

2. PROPOSAL TO APPROVE THE APPOINTMENT OF MOSS, KRUSICK & ASSOCIATES, LLP AS THE INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY:

¨    FOR

 ¨    AGAINST

¨    ABSTAIN

3. PROPOSAL TO ADOPT AND APPROVE THE 2012 ALLEZOE MEDICAL HOLDINGS, INC. STOCK INCENTIVE PLAN:

¨    FOR

 ¨    AGAINST

¨    ABSTAIN

4. PROPSOAL TO APPROVE THE AMENDMENT OF THE ARTICLES OF INCORPORATION TO EFFECT A 1 FOR 15 REVERSE SPLIT, TO CHNAEG THE CORPORATE NAME TO NOVATION HOLDINGS, INC. AND TO CHANGE THE CORPORATE DOMICILE FROM DELAWARE TO FLORIDA:

¨    FOR

 ¨    AGAINST

¨    ABSTAIN

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted for Proposals 1, 2, 3 and 4. In their discretion the Proxies are authorized to vote upon such other business as may properly come before the meeting.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership please sign in partnership name by authorized person.

Dated                         , 2012

Name: ____________________________________________________________________________________

    Signature

    Signature if held jointly

PLEASE MARK SIGN DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE

SCHEDULE A

2012 Stock Incentive Plan

NOVATION HOLDINGS, INC.

2012 STOCK INCENTIVE PLAN

(Adopted August 3, 2012)

SECTION 1. PURPOSE

The purpose of the Novation Holdings, Inc. 2012 Stock Incentive Plan (the “Plan”) is to enhance the long-term stockholder value of Novation Holdings, Inc., a Florida corporation (the “Company”), by offering opportunities to selected Persons to participate in the Company’s growth and success, and to encourage them to remain in the service of the Company or a Related Company (as defined in Section 2) and to acquire and maintain stock ownership in the Company.

SECTION 2. DEFINITIONS

In the Plan:

“Award” means any Option or Stock Award.

“Board” means the Board of Directors of the Company.

“Cause,” unless otherwise defined in the instrument evidencing the Award or in an employment or services agreement between the Company or a Related Company and a Participant, means dishonesty, fraud, misconduct, unauthorized use or disclosure of confidential information or trade secrets or violation of noncompetition and confidentiality agreements, or conviction or confession of a crime punishable by law (except minor violations), in each case as determined by the Plan Administrator, and its determination shall be conclusive and binding.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean a committee, or subcommittee, consisting of two or more directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, or any successor provision, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(e), “non-employee director” shall have the same meaning as set forth in Rule 16b-3 under the Exchange Act, or any successor provision, as then in effect.

“Common Stock” or “Stock” means the common stock, $0.001 par value per share, of the Company.

“Company” means Novation Holdings, Inc., a Florida corporation.

“Company Transaction,” unless otherwise defined in the instrument evidencing the Award or in a written employment or services agreement between a Participant and the Company or a Related Company and a Participant, means consummation of either:

(a) a merger or consolidation of the Company with or into any other entity; or

(b) a sale, lease, exchange or other transfer in one transaction or a series of related transactions undertaken with a common purpose of all or substantially all the Company’s then outstanding securities or all or substantially all the Company’s assets;

provided, however, that a Company Transaction shall not include a Related Party Transaction.

“Disability,” unless otherwise defined by the Plan Administrator, means a mental or physical impairment of a Participant that is expected to result in death or that has lasted or is expected to last for a continuous period of twelve (12) months or more and that causes a Participant to be unable, in the opinion of the Company, to perform his or her duties for the Company or a Related Company and to be engaged in any substantial gainful activity.

“Early Retirement” means Termination of Service (as defined below) prior to Retirement on terms and conditions approved by the Plan Administrator.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

“Fair Market Value” means the per share value of the Common Stock as established in good faith by the Plan Administrator or, if the Common Stock is: (a) listed on a national stock exchange (including any tier of The Nasdaq Stock Market, The New York Stock Exchange or The American Stock Exchange), the closing sales price for the Common Stock as reported by that market for regular session trading for a single trading day; or (b) quoted on OTC Bulletin Board, OTC QX or by the Pink OTC Markets Inc., the closing sales price reported by such service for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of Fair Market Value.

“Grant Date” means the date on which the Plan Administrator completes the corporate action relating to the grant of an Award or such later date specified by the Plan Administrator, and on which all conditions precedent to the grant have been satisfied; provided, however, that conditions to the exercisability or vesting of Awards shall not defer the Grant Date.

“Incentive Stock Option” means an Option granted with the intention, as reflected in the instrument evidencing the Option, that it qualify as an “incentive stock option” as that term is defined in Section 422 of the Code.

“Nonqualified Stock Option” means an Option other than an Incentive Stock Option.

“Option” means the right to purchase Common Stock granted under Section 7.

“Option Expiration Date” has the meaning set forth in Section 7.6.

“Option Term” has the meaning set forth in Section 7.3.

“Participant” means the Person to whom an Award is granted.

“Plan” means the Novation Holdings, Inc. 2012 Stock Incentive Plan.

“Plan Administrator” shall mean the Board, or one or more Committees appointed by the Board, as the case may be.

“Person” means any individual, corporation, partnership, limited liability company, firm, joint venture, association, joint-stock company, trust, incorporated, organization, governmental or regulatory or other entity, or the officers, directors and employees of any  such entity.

“Related Company” means any entity that, directly or indirectly, is in control of, or is controlled by, or is under common control with the Company.

“Related Party Transaction” means (a) a merger or consolidation of the Company in which the holders of the outstanding voting securities of the Company immediately prior to the merger or consolidation hold at least a majority of the outstanding voting securities of the Successor Company immediately after the merger or consolidation; (b) a sale, lease, exchange or other transfer of the Company’s assets to a majority-owned subsidiary company; (c) a transaction undertaken for the principal purpose of restructuring the capital of the Company, including but not limited to, reincorporating the Company in a different jurisdiction or creating a holding company; or (d) a corporate dissolution or liquidation.

“Retirement,” unless otherwise defined by the Plan Administrator from time to time for purposes of the Plan, means Termination of Service on or after the date the individual reaches “normal retirement age” as that term is defined in Section 411(a)(8) of the Code.

“Securities Act” means the Securities Act of 1933, as amended.

“Stock Award” means an award of shares of Common Stock or units denominated in Common Stock granted under Section 9, the rights of ownership of which may be subject to restrictions prescribed by the Plan Administrator.

“Successor Company” means the surviving company, the successor company or its parent, as applicable, in connection with a Company Transaction.

“Termination of Service” means a termination of employment or service relationship with the Company or a Related Company for any reason, whether voluntary or involuntary, including death, Disability, Early Retirement or Retirement, as determined by the Administrator in its sole discretion. Any question as to whether and when there has been a Termination of Service for the purposes of an Award and the cause of such Termination of Service shall be determined by the Plan Administrator and its determination shall be final. Transfer of a Participant’s employment or service relationship between Related Corporations, or between the Company and any Related Corporation, shall not be considered a Termination of Service for purposes of an Award, but unless the Plan Administrator determines otherwise, a Termination of Service shall be deemed to occur if a Participant’s employment or service relationship is with an entity that has ceased to be a Related Corporation.

 “Vesting Commencement Date” means the Grant Date or such other date selected by the Plan Administrator as the date from which the Option begins to vest for purposes of Section 7.4.

SECTION 3. ADMINISTRATION

3.1	Plan Administrator

The Plan shall be administered by the Plan Administrator. If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, the Board shall consider in selecting the members of any Committee acting as Plan Administrator, with respect to any members of such Committee(s) subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) “outside directors” as contemplated by Section 162(m) of the Code and (b) “nonemployee directors” as contemplated by Rule 16b-3 under the Exchange Act. Notwithstanding the foregoing, the Board may delegate the responsibility for administering the Plan with respect to designated classes of eligible Persons to different Committees, subject to such limitations as the Board deems appropriate. A Committee member shall serve at the pleasure of the Board for such term as the Board may determine, subject to removal by the Board at any time. To the extent consistent with applicable law, the Board may authorize one or more senior executive officers of the Company to grant Awards to designated classes of eligible Persons, within the limits specifically prescribed by the Board.

3.2	Administration and Interpretation by Plan Administrator

Except for the terms and conditions explicitly set forth in this Plan, the Plan Administrator shall have exclusive authority, in its discretion, to determine all matters relating to Awards under the Plan, including the selection of individuals to be granted Awards, the type of Awards, the number of shares of Common Stock subject to an Award, all terms, conditions, restrictions and limitations, if any, of an Award and the terms of any instrument that evidences the Award. The Plan Administrator shall also have exclusive authority to interpret the Plan and the terms of any instrument evidencing the Award and may from time to time adopt and change rules and regulations of general application for the Plan’s administration. The Plan Administrator’s interpretation of the Plan and its rules and regulations, and all actions taken and determinations made by the Plan Administrator pursuant to the Plan, shall be conclusive and binding on all parties involved or affected. The Plan Administrator may delegate ministerial duties to such of the Company’s officers as it so determines.

SECTION 4. STOCK SUBJECT TO THE PLAN

4.1	Authorized Number of Shares

Subject to adjustment from time to time as provided in Section 12.1, a maximum of four million five hundred thousand (4,500,000) shares of Common Stock shall be available for issuance under the Plan. Shares issued under the Plan shall be drawn from authorized and unissued shares of Common Stock or shares of Common Stock now held or subsequently acquired by the Company.

4.2	Reuse of Shares

Any shares of Common Stock that have been made subject to an Award that cease to be subject to the Award (other than by reason of exercise or settlement of the Award to the extent it is exercised for or settled in shares) shall again be available for issuance in connection with future grants of Awards under the Plan. In the event shares of Common Stock issued under the Plan are reacquired by the Company pursuant to any forfeiture provision, right of repurchase or right of first refusal, such shares shall again be available for the purposes of the Plan; provided, however, that the maximum number of shares that may be issued upon the exercise of Incentive Stock Options shall equal the sharenumber stated in Section 4.1, subject to adjustment from time to time as provided in Section 12.1.

SECTION 5. ELIGIBILITY

An Award may be granted to eligible Persons, including any officer, director or employee of the Company, or a Related Company, that the Plan Administrator from time to time selects. If an Award is granted to any consultant, advisor or independent contractor, or any officer, director or employee thereof, who or which provides services to the Company or any Related Company, the services rendered must be bona fide services that (i) are not in connection with the offer and/or sale of any of the Company’s securities in a capital-raising transaction, and (ii) do not directly or indirectly promote or maintain a market for any of the Company’s securities.

SECTION 6. AWARDS

6.1	Form and Grant of Awards

The Plan Administrator shall have the authority, in its sole discretion, to determine the type or types of Awards to be granted under the Plan. Awards may be granted singly or in combination.

6.2	Settlement of Awards

The Company may settle Awards through the delivery of shares of Common Stock, the granting of replacement Awards or any combination thereof as the Plan Administrator shall determine. Any Award settlement, including payment deferrals, may be subject to such conditions, restrictions and contingencies as the Plan Administrator shall determine. The Plan Administrator may permit or require the deferral of any Award payment, subject to such rules and procedures as it may establish, which may include provisions for the payment or crediting of interest, or dividend equivalents, including converting such credits into deferred stock equivalents.

6.3	Acquired Company Awards

Notwithstanding anything in the Plan to the contrary, the Plan Administrator may grant Awards under the Plan in substitution for awards issued under other plans, or assume under the Plan awards issued under other plans, if the other plans are or were plans of other acquired entities, or the parent of such acquired entity (“Acquired Entities”) and the new Award is substituted, or the old award is assumed, by reason of a merger, consolidation, acquisition of property or stock, reorganization or liquidation (the “Acquisition Transaction”). In the event that a written agreement pursuant to which the Acquisition Transaction is completed is approved by the Board and said agreement sets forth the terms and conditions of the substitution for or assumption of outstanding awards of the Acquired Entity, said terms and conditions shall be deemed to be the action of the Plan Administrator without any further action by the Plan Administrator, except as may be required for compliance with Rule 16b-3 under the Exchange Act, and the Persons holding such awards shall be deemed to be Participants.

SECTION 7. AWARDS OF OPTIONS

7.1	Grant of Options

The Plan Administrator shall have the authority, in its sole discretion, to grant Options designated as Incentive Stock Options or as Nonqualified Stock Options.

7.2	Option Exercise Price

The exercise price for shares purchased under an Option shall be as determined by the Plan Administrator, but shall not be less than the minimum exercise price required by Section 8.3 with respect to Incentive Stock Options.

7.3	Term of Options

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the maximum term of an Option (the “Option Term”) shall be as established for that Option by the Plan Administrator or, if not so established, shall be ten (10) years from the Grant Date. For Incentive Stock Options, the Option Term shall be as specified in Section 8.4.

7.4	Exercise of Options

The Plan Administrator shall establish and set forth in each instrument that evidences an Option the time at which,

 or the installments in which, the Option shall vest and become exercisable, any of which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall vest and become exercisable according to the following schedule, which may be waived or modified by the Plan Administrator at any time:

Period of Participant’s ContinuousEmployment or Service With the Companyor Its Related Companies From the VestingCommencement Date	Portion of Total OptionThat Is Vested and Exercisable
After 1 year	25%

Each additional one-month period of continuous employment or service completed thereafter	1/36th of the remaining 75%

After 4 years	100%

The Plan Administrator, in its sole discretion, may adjust the vesting schedule of an Option held by a Participant who works less than “full time” as that term is defined by the Plan Administrator or who takes a Company-approved leave of absence.

To the extent an Option has vested and become exercisable, the Option may be exercised in whole or, from time to time, in part by delivery to the Company of a written stock option exercise agreement or notice, in a form and in accordance with procedures established by the Plan Administrator, setting forth the number of shares with respect to which the Option is being exercised, the restrictions imposed on the shares purchased under such exercise agreement, if any, and such representations and agreements as may be required by the Plan Administrator, accompanied by payment in full as described in Section 7.5. An Option may be exercised only for whole shares and may not be exercised for less than a reasonable number of shares at any one time, as determined by the Plan Administrator.

7.5	Payment of Exercise Price

The exercise price for shares purchased under an Option shall be paid in full to the Company by delivery of consideration equal to the product of the Option exercise price and the number of shares purchased. Such consideration must be paid before the Company will issue the shares being purchased and must be in a form or a combination of forms acceptable to the Plan Administrator for that purchase, which forms may include:

(a) cash;

(b) check;

(c) tendering (either actually or, if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, by attestation) shares of Common Stock already owned by a Participant for at least six (6) months (or any shorter period necessary to avoid a charge to the Company’s earnings for financial reporting purposes) that on the day prior to the exercise date have a Fair Market Value equal to the aggregate exercise price of the shares being purchased under the Option;

(d) if the Common Stock is registered under Section 12(b) or 12(g) of the Exchange Act, delivery of a properly executed exercise notice, together with irrevocable instructions to a brokerage firm designated by the Company to deliver promptly to the Company the aggregate amount of sale or loan proceeds to pay the Option exercise price and any withholding tax obligations that may arise in connection with the exercise, all in accordance with the regulations of the Federal Reserve Board; or

(e) such other consideration as the Plan Administrator may permit.

In addition, to assist a Participant (including a Participant who is an officer or a director of the Company) in acquiring shares of Common Stock pursuant to an Award granted under the Plan, the Plan Administrator, in its sole discretion, may authorize, either at the Grant Date or at any time before the acquisition of Common Stock pursuant to the Award, (i) the payment by a Participant of the purchase price of the Common Stock by a full-recourse promissory note or (ii) the guarantee by the Company of a full-recourse loan obtained by a Participant from a third party. Subject to the foregoing, the Plan Administrator shall in its sole discretion specify the terms of any loans or loan guarantees, including the interest rate and terms of and security for repayment.

7.6	Post-Termination Exercises

The Plan Administrator shall establish and set forth in each instrument that evidences an Option whether the Option shall continue to be exercisable, and the terms and conditions of such exercise, if a Participant ceases to be employed by, or to provide services to, the Company or a Related Company, which provisions may be waived or modified by the Plan Administrator at any time. If not so established in the instrument evidencing the Option, the Option shall be exercisable according to the following terms and conditions, which may be waived or modified by the Plan Administrator at any time:

(a) Any portion of an Option that is not vested and exercisable on the date of a Participant’s Termination of Service shall expire on such date.

(b) Any portion of an Option that is vested and exercisable on the date of a Participant’s Termination of Service shall expire on the earliest to occur of:

(i) if the Participant’s Termination of Service occurs for reasons other than Cause, Retirement or Early Retirement, Disability or death, the date which is three (3) months after such Termination of Service;

(ii) if the Participant’s Termination of Service occurs by reason of Retirement or Early Retirement, Disability or death, the one-year anniversary of such Termination of Service; and

(iii) the last day of the Option Term (the “Option Expiration Date”).

Notwithstanding the foregoing, if a Participant dies after his or her Termination of Service but while an Option is otherwise exercisable, the portion of the Option that is vested and exercisable on such Termination of Service shall expire upon the earlier to occur of (y) the Option Expiration Date and (z) the one-year anniversary of the date of death, unless the Plan Administrator determines otherwise.

Also notwithstanding the foregoing, in case a Participant’s Termination of Service occurs for Cause, all Options granted to a Participant shall automatically expire upon first notification to the Participant of such termination, unless the Plan Administrator determines otherwise. If a Participant’s employment or service relationship with the Company is suspended pending an investigation of whether a Participant shall be terminated for Cause, all a Participant’s rights under any Option shall likewise be suspended during the period of investigation. If any facts that would constitute termination for Cause are discovered after a Participant’s Termination of Service, any Option then held by a Participant may be immediately terminated by the Plan Administrator, in its sole discretion.

(c) A Participant’s transfer of employment or service relationship between or among the Company and any Related Company, or a change in status from an employee to a consultant, advisor or independent contractor or a change in status from a consultant, advisor or independent contractor to an employee, shall not be considered a Termination of Service for purposes of this Section 7.

(d) The effect of a Company-approved leave of absence on the application of this Section 7 shall be determined by the Plan Administrator, in its sole discretion.

SECTION 8. INCENTIVE STOCK OPTION LIMITATIONS

Notwithstanding any other provisions of the Plan, and to the extent required by Section 422 of the Code, Incentive Stock Options shall be subject to the following additional terms and conditions:

8.1	Dollar Limitation

To the extent the aggregate Fair Market Value (determined as of the Grant Date) of Common Stock with respect to which a Participant’s Incentive Stock Options become exercisable for the first time during any calendar year (under the Plan and all other stock option plans of the Company) exceeds $100,000, such portion in excess of $100,000 shall be treated as a Nonqualified Stock Option. In the event a Participant holds two or more such Options that become exercisable for the first time in the same calendar year, such limitation shall be applied on the basis of the order in which such Options are granted.

8.2	Eligible Employees

Individuals who are not employees of the Company or one of its parent companies or subsidiary companies may not be granted Incentive Stock Options.

8.3	Exercise Price

The exercise price of an Incentive Stock Option shall be at least one hundred percent (100%) of the Fair Market Value of the Common Stock on the Grant Date, and in the case of an Incentive Stock Option granted to a Participant who owns more than ten percent (10%) of the total combined voting power of all classes of the stock of the

Company or of its parent or subsidiary companies (a “Ten Percent Stockholder”), shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the Grant Date. The determination of more than ten percent (10%) ownership shall be made in accordance with Section 422 of the Code.

8.4	Option Term

Subject to earlier termination in accordance with the terms of the Plan and the instrument evidencing the Option, the Option Term of an Incentive Stock Option shall not exceed ten (10) years, and in the case of an Incentive Stock Option granted to a Ten Percent Stockholder, shall not exceed five (5) years.

8.5	Exercisability

An Option designated as an Incentive Stock Option shall cease to qualify for favorable tax treatment as an Incentive Stock Option to the extent it is exercised (if permitted by the terms of the Option):

(a) more than three (3) months after the date of a Participant’s Termination of Service, if termination was for reasons other than death or disability;

(b) more than one (1) year after the date of a Participant’s Termination of Service, if termination was by reason of disability; or

(c) after a Participant has been on leave of absence for more than ninety (90) days, unless a Participant’s reemployment rights are guaranteed by statute or contract.

8.6	Taxation of Incentive Stock Options

In order to obtain certain tax benefits afforded to Incentive Stock Options under Section 422 of the Code, a Participant must hold the shares acquired upon the exercise of an Incentive Stock Option for two (2) years after the Grant Date and one (1) year after the date of exercise.

A Participant may be subject to the alternative minimum tax at the time of exercise of an Incentive Stock Option. A Participant shall give the Company prompt written notice of any disposition of shares acquired on the exercise of an Incentive Stock Option prior to the expiration of such holding periods.

8.7	Promissory Notes

The amount of any promissory note delivered pursuant to Section 7.5 herein in connection with an Incentive Stock Option shall bear interest at a rate specified by the Plan Administrator, but in no case less than the rate required to avoid imputation of interest (taking into account any exceptions to the imputed interest rules) for federal income tax purposes.

8.8	Code Definitions

For the purposes of this Section 8, “parent corporation,” “subsidiary corporation” and “disability” shall have the meanings attributed to those terms for purposes of Section 422 of the Code.

SECTION 9. STOCK AWARDS

9.1	Grant of Stock Awards

The Plan Administrator is authorized to make Awards of shares of Common Stock or Awards denominated in units of Common Stock on such terms and conditions and subject to such repurchase or forfeiture restrictions, if any (which may be based on continuous service with the Company or the achievement of performance goals related to profits, profit growth, profit-related return ratios, cash flow or total stockholder return, where such goals may be stated in absolute terms or relative to comparison companies), as the Plan Administrator shall determine, in its sole discretion, which terms, conditions and restrictions shall be set forth in the instrument evidencing the Award. The terms, conditions and restrictions that the Plan Administrator shall have the power to determine shall include, without limitation, the manner in which shares subject to Stock Awards are held during the periods they are subject to restrictions and the circumstances under which repurchase or forfeiture of the Stock Award shall occur by reason of a Participant’s Termination of Service.

9.2	Issuance of Shares

Upon the satisfaction of any terms, conditions and restrictions prescribed in respect to a Stock Award, or upon a Participant’s release from any terms, conditions and restrictions of a Stock Award, as determined by the Plan

 Administrator, the Company shall release, as soon as practicable, to a Participant or, in the case of a Participant’s death, to the personal representative of a Participant’s estate or as the appropriate court directs, the appropriate number of shares of Common Stock.

9.3	Waiver of Restrictions

Notwithstanding any other provisions of the Plan, the Plan Administrator may, in its sole discretion, waive the repurchase or forfeiture period and any other terms, conditions or restrictions on any Stock Award under such circumstances and subject to such terms and conditions as the Plan Administrator shall deem appropriate.

SECTION 10. WITHHOLDING

The Company may require a Participant to pay to the Company the amount of any taxes that the Company is required by applicable federal, state, local or foreign law to withhold with respect to the grant, vesting or exercise of an Award. The Company shall not be required to grant or issue any securities under the Plan until such obligations are satisfied.

The Plan Administrator may permit or require a Participant to satisfy all or part of his or her tax withholding obligations by (a) paying cash to the Company, (b) having the Company withhold from any cash amounts otherwise due or to become due from the Company to a Participant, or (c) having the Company withhold a number of shares of Common Stock that would otherwise be issued to a Participant (or become vested, as applicable) having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate), or (d) surrendering a number of shares of Common Stock a Participant already owns having a value equal to the tax withholding obligations (up to the employer’s minimum required tax withholding rate to the extent a Participant has owned the surrendered shares for less than six (6) months if such a limitation is necessary to avoid a charge to the Company for financial reporting purposes).

SECTION 11. TRANSFERABILITY

Neither an Award nor any interest therein may be assigned, pledged or transferred by a Participant or made subject to attachment or similar proceedings otherwise than by will or by the applicable laws of descent and distribution, and, during a Participant’s lifetime, such Awards may be exercised only by a Participant. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its sole discretion, may permit a Participant to assign or transfer an Award or may permit a Participant to designate a beneficiary who may exercise the Award or receive payment under the Award after a Participant’s death; provided, however, that an Award so assigned or transferred shall be subject to all the terms and conditions of the Plan and those contained in the instrument evidencing the Award.

SECTION 12. ADJUSTMENTS

12.1	Adjustment of Shares

In the event, at any time or from time to time, a stock dividend, stock split, spin-off, combination or exchange of shares, recapitalization, merger, consolidation, distribution to stockholders other than a normal cash dividend, or other change in the Company’s corporate or capital structure results in (a) the outstanding shares of Common Stock, or any securities exchanged therefor or received in their place, being exchanged for a different number or kind of securities of the Company or of any other company or (b) new, different or additional securities of the Company or of any other company being received by the holders of shares of Common Stock of the Company, then the Plan Administrator shall make proportional adjustments in (i) the maximum number and kind of securities subject to the Plan and issuable as Incentive Stock Options as set forth in Section 4 and (ii) the number and kind of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor. The determination by the Plan Administrator as to the terms of any of the foregoing adjustments shall be conclusive and binding. Notwithstanding the foregoing, a dissolution or liquidation of the Company or a Company Transaction shall not be governed by this Section 12.1 but shall be governed by Sections 12.2 and 12.3, respectively.

12.2	Dissolution or Liquidation

To the extent not previously exercised or settled, and unless otherwise determined by the Plan Administrator in its sole discretion, Options and Stock Awards denominated in units shall terminate immediately prior to the dissolution or liquidation of the Company. To the extent a forfeiture provision or repurchase right applicable to an Award has not been waived by the Plan Administrator, the Award shall be forfeited immediately prior to the consummation of the dissolution or liquidation.

12.3	Company Transaction

12.3.1	Options

In the event of a Company Transaction, except as otherwise provided in the instrument evidencing an Option or in a written employment or services agreement between a Participant and the Company or a Related Company, the following shall apply:

(a) Except as provided in subsection (b) below, each outstanding Option shall be assumed or an equivalent option or right substituted by the Successor Company.

(b) If in the event of a Company Transaction the Successor Company refuses to assume or substitute for an Option, then each such outstanding Option shall become fully vested and exercisable with respect to one hundred percent (100%) of the unvested portion of the Option. In such case, the Plan Administrator shall notify a Participant in writing or electronically that one hundred percent (100%) of the unvested portion of the Option specified above shall be fully vested and exercisable for a specified time period. At the expiration of the time period, the Option shall terminate, provided that the Company Transaction is consummated.

(c) For the purposes of this Section 12.3, the Option shall be considered assumed or substituted for if following the Company Transaction the option or right confers the right to purchase or receive, for each share of Common Stock subject to the Option immediately prior to the Company Transaction, the consideration (whether stock, cash, or other securities or property) received in the Company Transaction by holders of Common Stock for each share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares); provided, however, that if such consideration received in the Company Transaction is not solely common stock of the Successor Company, the Plan Administrator may, with the consent of the Successor Company, provide for the consideration to be received upon the exercise of the Option, for each share of Common Stock subject thereto, to be solely common stock of the Successor Company substantially equal in fair market value to the per share consideration received by holders of Common Stock in the Company Transaction. The determination of such substantial equality of value of consideration shall be made by the Plan Administrator and its determination shall be conclusive and binding.

(d) All Options shall terminate and cease to remain outstanding immediately following the Company Transaction, except to the extent assumed by the Successor Company.

12.3.2	Stock Awards

In the event of a Company Transaction, except as otherwise provided in the instrument evidencing the Award or in a written employment or services agreement between a Participant and the Company or a Related Company, the vesting of shares subject to Stock Awards shall accelerate, and the forfeiture provisions to which such shares are subject shall lapse, if and to the same extent that the vesting of outstanding Options accelerates in connection with the Company Transaction. If unvested Options are to be assumed or substituted by a Successor Company without acceleration upon the occurrence of a Company Transaction, the repurchase or forfeiture provisions to which such Stock Awards are subject shall continue with respect to shares of the Successor Company that may be issued in exchange for such shares.

12.4 Further	Adjustment of Awards

Subject to Sections 12.2 and 12.3, the Plan Administrator shall have the discretion, exercisable at any time before a sale, merger, consolidation, reorganization, liquidation, dissolution or change of control of the Company, as defined by the Plan Administrator, to take such further action as it determines to be necessary or advisable with respect to Awards. Such authorized action may include (but shall not be limited to) establishing, amending or waiving the type, terms, conditions or duration of, or restrictions on, Awards so as to provide for earlier, later, extended or additional time for exercise, lifting restrictions and other modifications, and the Plan Administrator may take such actions with respect to all Participants, to certain categories of Participants or only to individual Participants. The Plan Administrator may take such action before or after granting Awards to which the action relates and before or after any public announcement with respect to such sale, merger, consolidation, reorganization, liquidation, dissolution or change of control that is the reason for such action.

12.5	Limitations

The grant of Awards shall in no way affect the Company’s right to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

12.6	Fractional Shares

In the event of any adjustment in the number of shares covered by any Award, each such Award shall cover only the number of full shares resulting from such adjustment.

SECTION 13. MARKET STANDOFF

In the event of an underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act, including the Company’s initial public offering, no Person may sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose of or transfer for value or otherwise agree to engage in any of the foregoing transactions with respect to any shares issued pursuant to an Award granted under the Plan without the prior written consent of the Company or its underwriters. Such limitations shall be in effect for such period of time as may be requested by the Company or such underwriters; provided, however, that in no event shall such period exceed one hundred and eighty (180) days.

In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of issued but unexercised stock purchase rights so as to comply with any state’s securities or Blue Sky law limitations with respect thereto, the Board shall have the right in its sole discretion (i) to accelerate the exercisability of any Option and the date on which such Option must be exercised, provided that the Company gives the Participant prior written notice of such acceleration, and (ii) to cancel any Options or portions thereof which Participant does not exercise prior to or contemporaneously with such public offering.

In the event of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the Company’s outstanding shares of Common Stock effected as a class without the Company’s receipt of consideration, any new, substituted or additional securities distributed with respect to the purchased shares shall be immediately subject to the provisions of this Section 13, to the same extent the purchased shares are at such time covered by such provisions.

In order to enforce the limitations of this Section 13, the Company may impose stop-transfer instructions with respect to the purchased shares until the end of the applicable standoff period.

SECTION 14. AMENDMENT AND TERMINATION

14.1	Amendment, Suspension or Termination of Plan

The Board may amend, suspend or terminate the Plan or any portion of the Plan at any time and in such respects as it shall deem advisable; provided, however, that to the extent required for compliance with Section 422 of the Code or any applicable law or regulation, stockholder approval shall be required for any amendment that would: (a) increase the total number of shares of Common Stock available for issuance under the Plan; (b) modify the class of employees eligible to receive Options; or (c) otherwise require stockholder approval under any applicable law or regulation. Any amendment made to the Plan that would constitute a “modification” to Incentive Stock Options outstanding on the date of such amendment shall not, without the consent of a Participant, be applicable to such outstanding Incentive Stock Options but shall have prospective effect only.

14.2	Term of Plan

The Plan shall have no fixed expiration date; provided, however, that no Incentive Stock Options may be granted more than ten (10) years after the later of (a) the adoption by the Board of the Plan and (b) the adoption by the Board of any amendment to the Plan that constitutes the adoption of a new plan for purposes of Section 422 of the Code.

14.3	Consent of Participant

The suspension, amendment or termination of the Plan or a portion thereof or the amendment of an outstanding Award shall not, without a Participant’s consent, materially adversely affect any rights under any Award theretofore granted to a Participant under the Plan. Any change or adjustment to an outstanding Incentive Stock Option shall not, without the consent of a Participant, be made in a manner so as to constitute a “modification” that would cause such Incentive Stock Option to fail to continue to qualify as an Incentive Stock Option. Notwithstanding the foregoing, any adjustments made pursuant to Sections 12.1 through 12.3 shall not be subject to these restrictions.

SECTION 15. GENERAL

15.1	Evidence of Awards

Awards granted under the Plan shall be evidenced by a written instrument that shall contain such terms, conditions, limitations and restrictions as the Plan Administrator shall deem advisable and that are not inconsistent with the Plan.

15.2	No Individual Rights

Nothing in the Plan or any Award granted under the Plan shall be deemed to constitute an employment contract or confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Related Company or limit in any way the right of the Company or any Related Company to terminate a Participant’s employment or other relationship at any time, with or without Cause.

15.3	Issuance of Shares

Notwithstanding any other provision of the Plan, the Company shall have no obligation to issue or deliver any shares of Common Stock under the Plan or make any other distribution of benefits under the Plan unless, in the opinion of the Company’s counsel, such issuance, delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act), and the applicable requirements of any securities exchange or similar entity.

The Company shall be under no obligation to any Participant to register for offering or resale or to qualify for exemption under federal, state and/or other securities laws any shares of Common Stock, security or interest in a security paid or issued under, or created by, the Plan, or to continue in effect any such registrations or qualifications if made.

To the extent the Plan or any instrument evidencing an Award provides for issuance of stock certificates to reflect the issuance of shares of Common Stock, the issuance may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange. As a condition to the exercise of an Option or any other receipt of Common Stock pursuant to an Award under the Plan, the Company may require (a) a Participant to represent and warrant at the time of any such exercise or receipt that such shares are being purchased or received only for a Participant’s own account and without any present intention to sell or distribute such shares and (b) such other action or agreement by a Participant as may from time to time be necessary to comply with the federal, state and/or other securities laws. At the option of the Company, a stop-transfer order against any such shares may be placed on the official stock books and records of the Company, and a legend indicating that such shares may not be pledged, sold or otherwise transferred, unless an opinion of counsel is provided (concurred in by counsel for the Company) stating that such transfer is not in violation of any applicable law or regulation, may be stamped on stock certificates to ensure exemption from registration. The Plan Administrator may also require a Participant to execute and deliver to the Company a purchase agreement or such other agreement as may be in use by the Company at such time that describes certain terms and conditions applicable to the shares.

15.4	No Rights as a Stockholder

A Participant (or the Participant’s successor or successors) shall have no rights as a stockholder with respect to any shares of Common Stock covered by an Option or Stock Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

15.5	Compliance With Laws and Regulations

Notwithstanding anything in the Plan to the contrary, the Plan Administrator, in its sole discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan to Participants who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Participants. Additionally, in interpreting and applying the provisions of the Plan, any Option granted as an Incentive Stock Option pursuant to the Plan shall, to the extent permitted by law, be construed as an “incentive stock option” within the meaning of Section 422 of the Code.

15.6	Participants in Other Countries

The Plan Administrator shall have the authority to adopt such modifications, procedures and subplans as may be necessary or desirable to comply with provisions of the laws of other countries in which the Company or any Related Company may operate to assure the viability of the benefits from Awards granted to Participants employed in such countries and to meet the objectives of the Plan.

15.7	No Trust or Fund

The Plan is intended to constitute an “unfunded” plan. Nothing contained herein shall require the Company to segregate any monies or other property, or shares of Common Stock, or to create any trusts, or to make any special deposits for any immediate or deferred amounts payable to any Participant, and no Participant shall have any rights that are greater than those of a general unsecured creditor of the Company.

15.8	Severability

If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable in any jurisdiction, or as to any Person, or would disqualify the Plan or any Award under any law deemed applicable by the Plan Administrator, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the Plan Administrator’s determination, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

15.9	Choice of Law

The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the laws of the United States, shall be governed by the laws of the State of Florida without giving effect to principles of conflicts of law.

15.10	Appendix Provisions

Participants who are residents of the State of California shall be subject to the additional terms and conditions set forth in Appendix A to the Plan, attached hereto, until such time as the Common Stock becomes a “listed” security under the Securities Act.

SECTION 16. EFFECTIVE DATE

The “effective date” is the date on which the Plan is adopted by the Board. If the stockholders of the Company do not approve the Plan within twelve (12) months after the Board’s adoption of the Plan, any Incentive Stock Options granted under the Plan will be treated as Nonqualified Stock Options.

APPENDIX A

TO THE

Novation Holdings, Inc. 2012 STOCK INCENTIVE PLAN

(For California Residents Only)

This Appendix to the Novation Holdings, Inc. 2012 Stock Incentive Plan (the “Plan”) shall have application only to Participants who are residents of the State of California. Capitalized terms contained herein shall have the same meanings given to them in the Plan, unless otherwise provided in this Appendix. Notwithstanding any provision contained in the Plan to the contrary and to the extent required by applicable law, the following terms and conditions shall apply to all Awards granted to residents of the State of California, until such time as the Common Stock becomes a “listed security” under the Securities Act:

1. Options shall have a term of not more than ten years from the Grant Date.

2. Awards shall be nontransferable other than by will or the laws of descent and distribution. Notwithstanding the foregoing, and to the extent permitted by Section 422 of the Code, the Plan Administrator, in its discretion, may permit transfer of an Award to a revocable trust or as otherwise permitted by Rule 701 of the Securities Act.

3. Unless employment or services are terminated for Cause, the right to exercise an Option in the event of Termination of Service, to the extent that the Participant is otherwise entitled to exercise an Option on the date of Termination of Service, shall be (a) at least six months from the date of a Participant’s Termination of Service if termination was caused by death or Disability, and (b) at least 30 days from the date of a Participant’s Termination of Service if termination of employment was caused by other than death or Disability, (c) but in no event later than the Option Expiration Date.

4. No Award may be granted to a resident of California more than ten years after the earlier of the date of adoption of the Plan and the date the Plan is approved by the stockholders.

5. Stockholders of the Company must approve the Plan by the later of (a) within 12 months before or after the Plan is adopted by the Board and (b) prior to or within 12 months of the grant of an Option under the Plan to a resident of the State of California, except that stockholders must approve the Plan prior to issuance of any securities under the Plan (other than Options) distributed or sold to Participants who are residents of the State of California. Any Option exercised by a California resident or shares issued under an Award to a California resident shall be rescinded if stockholder approval is not obtained in the foregoing manner. Shares subject to such Awards shall not be counted in determining whether such approval is obtained.

6. To the extent required by applicable law, the Company shall provide annual financial statements of the Company to each California resident holding an outstanding Award under the Plan. Such financial statements need not be audited and need not be issued to key persons whose duties at the Company assure them access to equivalent information.

Novation Holdings, Inc. 2012 STOCK INCENTIVE PLAN

ADOPTION AND AMENDMENTS/ADJUSTMENTS

SUMMARY PAGE

Date of Board Action	Action	Section/Effect of Amendment	Stockholder Approval

August 3, 2012	Initial Plan Adoption		None

		S	None

ANNEX B

AMENDED AND RESTATED

ARTICLES OF INCORPORATION

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

of

NOVATION HOLDINGS, INC.

(A Florida Corporation)

Document File No. ________________

     FIRST:   NAME. The name of this corporation is Novation Holdings, Inc.

     SECOND:   REGISTERED OFFICE.  The Corporation's Registered Office in the State of Florida is located at 1365 N. Courtenay Parkway, Suite A, Merritt Island, FL 32953. The Corporation's Resident Agent at this address is CF Consulting, LLC.

     THIRD:   PURPOSE.  The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act. The Corporation may conduct all or any part of its business, and may hold, purchase, mortgage, lease and convey real and personal property, anywhere in the world. The Corporation shall have perpetual duration.

     FOURTH:   INCORPORATOR. The name and mailing address of the Incorporator is:

Name

   Mailing Address

                     CF Consulting, LLC

P.O. Box 236666

Cocoa, Florida 32923

      FIFTH:  CAPITAL STOCK.  The aggregate number of shares of capital stock of all classes which the Corporation shall have authority to issue is FIVE HUNDRED TEN MILLION (510,000,000), for a total capital of $510,000,of which FIVE HUNDRED MILLION (500,000,000) shares having a par value of $0.001 per share shall be of a class designated "Common Stock" (or "Common Shares") and TEN MILLION (10,000,000) shares having a par value of $0.001 per share shall be of a class designated "Preferred Stock" (or "Preferred Shares"). All shares of the Corporation shall be issued for such consideration or considerations as the Board of Directors may from time to time determine. The designations, voting powers, preferences, optional or other special rights and qualifications, limitations, or restrictions of the above classes of stock shall be as follows:

I. PREFERRED STOCK

     (a) Issuance in Class and Series. Shares of Preferred Stock may be issued in one or more classes or series at such time or times as the Board of Directors may determine. All shares of any one series shall be of equal rank and identical in all respects.

     (b) Authority of Board for Issuance. Authority is hereby expressly granted to the Board of Directors to fix from time to time, by resolution or resolutions providing for the issuance of any class or series of Preferred  Stock,  the  designation of such classes and series and the powers, preferences and rights of the shares of such classes and series, and the qualifications, limitations or restrictions thereof, including the following:

          1. The distinctive designation and number of shares comprising such class or series, which number may (except where otherwise provided by the Board of Directors in creating such class or series) be increased or decreased (but not below the number of shares then outstanding) from time      to time by action of the Board of Directors;

          2. The rate of dividend, if any, on the shares of that class or series, whether dividends shall be cumulative and, if so, from which date or dates, the relative rights of priority, if any, of payment of dividends on shares of that class or series over shares of any other class or series;

          3. Whether the shares of that class or series shall be redeemable at the option of the Corporation or of the holder of the shares or of another person or upon the occurrence of a designated event and, if so, the terms and conditions of such redemption, including the date or dates upon or after which they shall be redeemable, and the amount per share payable in case of redemption, which amount may vary under different conditions and different redemption dates;

          4. Whether that class or series shall have a sinking fund for the redemption or purchase of shares of that class or series and, if so, the terms and amounts payable into such sinking fund;

          5. The rights to which the holders of the shares of that series shall be entitled in the event of voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, relative rights of priority; if any, of payment of shares of that class or series;

          6. Whether the shares of that class or series shall be convertible into or exchangeable for shares of stock of any class or any other series of Preferred Stock and, if so, the terms and conditions of such conversion or exchange, including the method of adjusting the rates of conversion or exchange in the event of a stock split, stock dividend, combination of shares or similar event;

          7. Whether the issuance of any additional shares of such class or series, or of any shares of any other class or series, shall be subject to restrictions as to issuance, or as to the powers, preferences or rights of any such other class or series;

          8. Any other preferences, privileges and powers, and relative, participating, optional or other special rights, and qualifications, limitations or restrictions of such class or series, as the Board of     Directors may deem advisable and as shall not be inconsistent with the provisions of the Corporation's Charter, as from time to time amended, and to the full extent now or hereinafter permitted by the laws of Florida.

     (c) Dividends. Payment of dividends shall be as follows:

          1. The holders of Preferred Stock of each class or series, in preference to the holders of Common Stock, shall be entitled to receive, as and when declared by the Board of Directors out of funds legally available therefor, all dividends, at the rate for such class or series fixed in     accordance with the provisions of this Article FIFTH and no more;

          2. Dividends may be paid upon, or declared or set aside for, any class or series of Preferred Stock in preference to the holders of any other class or series of Preferred Stock in the manner determined by the resolutions of the Board of Directors authorizing and creating such class or series;

          3. So long as any shares of Preferred Stock shall be outstanding, in no event shall any dividend, whether in cash or in property, be paid or declared nor shall any distribution be made, on the Common Stock, nor shall any shares of Common Stock be purchased, redeemed or otherwise acquired for value by the Corporation, unless all dividends on all cumulative classes     and series Preferred Stock with respect to all past dividend periods, and  unless all dividends on all classes and series of Preferred Stock for the then current dividend period shall have been paid or declared, and provided for, and unless the Corporation shall not be in default with respect to any of its obligations with respect to any sinking fund for any class or series of Preferred Stock. The foregoing provisions of this subparagraph (3) shall not, however, apply to any dividend payable in Common Stock;

          4. No dividend shall be deemed to have accrued on any share of Preferred Stock of any class or series with respect to any period prior to the date of the original issue of such share or the dividend payment date immediately preceding or following such date of original issue, as may be provided in the resolutions of the Board of Directors creating such class or series. Preferred Stock shall not be entitled to participate in any dividends declared and paid on Common Stock, whether payable in cash, stock or otherwise. Accruals of dividends shall not pay interest.

     (d) Dissolution or Liquidation. In the event of any voluntary or involuntary liquidation, dissolution of assets or winding-up of the Corporation, the holders of the shares of each class or series of Preferred Stock then outstanding shall be entitled to receive out of the net assets of the Corporation, but only in accordance with the preferences, if any, provided for such series, before any distribution or payment shall be made to the holders of Common Stock, the amount per share fixed by the resolution or resolutions of the Board of Directors to be received by the holder of each such share on such voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up, as the case may be. If such payment shall have been made in full to the holders of all outstanding Preferred Stock of all classes and series, or duly provided for, the remaining assets of the Corporation shall be available for distribution among the holders of Common Stock as provided in this Article FIFTH. If upon any such liquidation, dissolution, distribution of assets or winding-up, the net assets of the Corporation available for distribution among the holders of any one or more classes or series of Preferred Stock which (i) are entitled to a preference over the holders of Common Stock upon such liquidation, dissolution, distribution of assets or winding-up, and (ii) rank equally in connection therewith, shall be insufficient to make payment for the preferential amount to which the holders of such shares shall be entitled, then such assets shall be distributed among the holders of each such series of Preferred Stock ratably according to the respective amounts to which they would be entitled in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full. Neither the consolidation nor merger of the Corporation, nor the exchange, sale, lease or conveyance (whether for cash, securities or other property) of all, substantially all or any part of its assets, shall be deemed a liquidation, dissolution, distribution of assets or winding-up of the Corporation within the meaning of this provision.

     (e) Voting Rights. Except to the extent otherwise required by law or provided in the resolution of the Board of Directors adopted pursuant to authority granted in this Article FIFTH, the shares of Preferred Stock shall have no voting power with respect to any matter whatsoever. The Board of Directors may determine whether the shares of any class or series shall have limited, contingent, full or no voting rights, in addition to the voting rights provided by law and, if so, the terms of such voting rights. Whenever holders of Preferred Stock are entitled to vote on a matter, each holder of record of Preferred Stock shall be entitled to one vote for each share standing in his name on the books of the Corporation and entitled to vote.

II. COMMON STOCK

     (a) Issuance. The Common Stock may be issued from time to time in one or more classes or series in any manner permitted by law, as determined by the Board of Directors and stated in the resolution or resolutions providing for issuance thereof. Each class or series shall be appropriately designated, prior to issuance of any shares thereof, by some distinguishing letter, number or title. All shares of each class or series of Common Stock shall be alike in every particular and shall be of equal rank and have the same power, preferences and rights, and shall be subject to the same qualifications, limitations and restrictions, if any.

     (b) Voting Powers. The Common Stock may have such voting powers (full, limited, contingent or no voting powers), such designations, preferences and relative, participating, optional or other special rights, and be subject to such qualifications, limitations and restrictions, as the Board of Directors shall determine by resolution or resolutions. Unless otherwise resolved by the Board of Directors at the time of issuing Common Shares, (i) each Common Stock share shall be of the same class, without any designation, preference or relative, participating, optional or other special rights, and subject to no qualification, limitation or restriction, and (ii) Common Shares shall have unlimited voting rights, including but not limited to the right to vote in elections for directors, and each holder of record of Common Shares entitled to vote shall have one vote for each share of stock standing in his name on the books of the Corporation and entitled to vote, except that in the election of directors each holder shall have as many votes for each share held by him as there are directors.

     (c) Dividends. After the requirements with respect to preferential dividends, if any, on Preferred Stock have been met, and after the Corporation shall have  complied with all requirements, if any, with respect to the setting aside of sums in a sinking fund for the purchase or redemption of shares of any class or series of Preferred Stock, then and not otherwise, the holders of Common Stock shall receive, to the extent permitted by law, such dividends as may be declared from time to time by the Board of Directors.

     (d) Dissolution or Liquidation. After distribution in full of the preferential amount, if any, to be distributed to the holders of Preferred Stock, in the event of the voluntary or involuntary liquidation, dissolution, distribution of assets or winding-up of the Corporation, the holders of Common Stock shall be entitled to receive all the remaining assets of the Corporation of whatever kind available for distribution to shareholders ratably in proportion to the number of shares of Common Stock respectively held by them.

III. GENERAL MATTERS

     (a) Capital. The portion of the consideration received by the Corporation upon issuance of any of its shares that shall constitute "capital" within the meaning of the Florida Business Corporation Act shall be (1) in the case of par-value shares, the par value thereof, and (2) in the case of shares without par value, the stated value of such shares as determined by the Board of Directors at the time of issuance; provided, that if no stated value is determined at the time that shares without par value are issued, the entire consideration to be received for the shares shall constitute capital.

     (b) Fully Paid and Non-assessable. Any and all shares of Common or Preferred Stock issued by the Corporation for which not less than the portion of the consideration to be received determined to be "capital" has been paid to the Corporation, provided the Corporation has received a promissory note or other binding legal obligation of the purchaser to pay the balance thereof, shall be deemed fully paid and non-assessable shares.

     (c) Amendment of Shareholder Rights. So long as no shares of any class or series established by resolution of the Board of Directors have been issued, the voting rights, designations, preferences and relative, optional, participating or other rights of these shares may be amended by resolution of the Board of Directors.

     (d) Status of Certain Shares. Shares of Preferred or Common Stock which have redeemed, converted, exchanged, purchased, retired or surrendered to the Corporation, or which have been reacquired in any other manner, shall have the status of authorized and unissued shares and may be reissued by the Board of

Directors as shares of the same or any other series, unless otherwise provided herein or in the resolution authorizing and establishing the shares.

     (e) Denial of Preemptive Rights. No holder of any shares of the Corporation shall be entitled as a matter of right to subscribe for or purchase any part of any new or additional issue of stock of any class or of securities convertible into or exchangeable for stock of any class, whether now or hereafter authorized or whether issued for money, for a consideration other than money, or by way of dividend.

     (f) Convertibility. Common Shares or other shares of any class or series, and notes, debentures, bonds and other debt instruments issued by the Company or any affiliated company, may be made convertible into or exchangeable for, at the option of the Corporation or the holder or upon the occurrence of a specified event, shares of any other class or classes or any other series of the same or any other class or classes of shares of the Corporation, at such price or prices or at such rate or rates of exchange and with such adjustments as shall be set forth in the resolution or resolutions providing for the issuance of such convertible or exchangeable shares adopted by the Board of Directors.

     (g) Redeemability. Common Shares may be made redeemable at the option of the Corporation or upon the occurrence of a designated event, if and to the extent now or subsequently allowed by the Florida Business Corporation Act, as such law may subsequently be amended, and the terms and conditions of redemption, including the date or dates upon or after which they shall be redeemable, the amount per share payable in case of redemption and any variance in the amount or amounts payable, among other terms, conditions and limitations which may be imposed, may be fixed and established by the Board of Directors in the resolution or resolutions authorizing the issuance of redeemable Common Shares.

     SIXTH:  VOTING OF SHAREHOLDERS. The following provisions are hereby adopted for the purpose of regulating certain matters relating to the voting of shareholders of the Corporation:

     (a) Definitions. Whenever the term "total voting power" appears in this Charter, it shall mean all shares of the Corporation entitled to vote at a meeting or on a question presented for shareholder approval, and of every class or series of shares entitled to vote by class or series. Whenever the term "votes cast" appears in this Charter, it shall mean the total number of voting shares out of the total voting power which were unequivocally voted in favor of or against a director standing for election or a matter presented for shareholder approval at a legal meeting which commenced with a quorum.

     (b) Quorum. A majority of the total voting power, or where a separate vote by class or series is required, a majority of the voting shares of each such class or series, represented in person or by proxy, shall constitute a quorum at any meeting of the Corporation's shareholders.

     (c) Vote Required. Any action to be taken by the Corporation's shareholders at any valid meeting which commenced with a quorum shall require the affirmative vote only of a majority of the votes cast, except where this Charter or the Corporation's Bylaws then in effect requires the affirmative vote of a higher proportion of the votes cast or requires the affirmative vote of a proportion of the total voting power, and except where the Florida Business Corporation Act specifically requires the affirmative vote of a majority of all the votes entitled to be cast. Directors shall be elected by plurality vote. Abstentions from voting shall not be considered in the tallying of votes. Nothing contained in this Article SIXTH shall affect the voting rights of holders of any class or series of shares entitled to vote as a class or by series. The Bylaws may provide for the vote necessary at any adjournment of a duly called meeting for which a quorum was not obtained. Cumulative voting shall not be allowed in voting for directors.

     (d) Manner of Voting; Etc. The vote of shareholders may be taken at a meeting by a show of hands or other method authorized by the Board of Directors. Written ballots shall be used only upon authorization of the Board of Directors or as provided in the Corporation's Bylaws. Cumulative voting shall not be allowed in the election of directors.

     (e) Action Without Meeting. Any action by the shareholders may be taken by written consent, in lieu of a meeting and without prior notice or vote, by the holders of a majority of the total voting power, except where a higher proportion of the total voting power is expressly required herein to authorize such action. The manner of obtaining any such written consent shall be governed by the Corporation's Bylaws.

     (f) Shareholder Ratification. Any contract, transaction, or act of the Corporation or of the directors which shall be ratified by vote of the shareholders at any annual meeting, or at any special meeting called for such purpose, or by means of a written consent of shareholders in lieu of a meeting, shall so far as permitted by law be as valid and as binding as though ratified by every shareholder of the Corporation.

     SEVENTH: CONCERNING SHAREHOLDERS, DIRECTORS AND OFFICERS.  The following provisions are hereby adopted for the purpose of defining, limiting, and regulating the powers of the Corporation and of the directors, officers and shareholders:

     (a) Number of Directors. The number of Directors shall be as fixed in the Bylaws. In the absence of such provision in the Bylaws, the Corporation shall have three (3) Directors, unless there is only one shareholder, in which case there shall be only one (1) Director required. Directors shall be elected by plurality vote and need not be elected by written ballot, except as provided in the Bylaws.

     (b) Removal of Directors. A director of the Corporation, or the entire Board of Directors of the Corporation, may be removed by the shareholders, with or without cause, only upon the affirmative vote of the holders of not less than two-thirds (2/3) of the total voting power, without considering the vote of the director or directors sought to be removed.

     As used herein, "cause" for the removal of a director shall be deemed to exist if (A) there has been a finding by not less than 2/3 of the entire Board of Directors that cause exists and the directors have recommended removal to the shareholders, or (B) any other cause defined by law.

     (c) Removal of Officers and Employees. Unless the Bylaws otherwise provide, any officer or employee of the Corporation may be removed at any time with or without cause by the Board of Directors or by any committee or superior officer upon whom such power of removal may be conferred by the Bylaws or by authority of the Board of Directors, without prejudice, however, to existing contractual rights.

     (d) Corporate Opportunities. The officers, directors and other members of management of the Corporation shall be subject to the doctrine of "corporate opportunities" only insofar as it applies to any business opportunity (i) of a type falling within the regular business or operations of the Corporation, or (ii) in which the Corporation has expressed an interest as determined from time to time by the Corporation's Board of Directors as evidenced by resolutions appearing in the Corporation's minutes. All such business opportunities which come to the attention of the officers, directors, and other members of management of the Corporation shall be disclosed promptly to the Corporation and made available to it. The Board of Directors may reject any business opportunity presented to it, and only thereafter may any officer, director or other member of management avail himself of such opportunity. The provisions of this paragraph (d) shall not be construed to release any employee of the Corporation from any fiduciary duties which he may have to the Corporation.

     EIGHTH:  BYLAWS.  The initial Bylaws of the Corporation shall be adopted by its Board of Directors. The power to alter, amend or repeal the Bylaws or adopt new Bylaws shall be vested in the

Board of Directors, subject to the right of the shareholders to alter, amend or repeal such Bylaws or adopt new Bylaws by the affirmative vote of at least a majority of the total voting power. The Bylaws may contain any provisions for the regulation and management of the affairs of the Corporation not inconsistent with law or this Charter.

     NINTH:   INDEMNIFICATION OF DIRECTORS, OFFICERS AND OTHERS. The following provisions are hereby adopted for the purpose of defining and regulating certain rights of directors, officers and others in respect of indemnification and related matters.

     (a) Actions, Suits or Proceedings Other than by or in the Right of the Corporation. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges, expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such action, suit or proceeding and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation or that, with respect to any criminal proceeding, he had reasonable cause to believe that his conduct was unlawful.

     (b) Actions or Suits by or in the Right of the Corporation. The Corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving or has agreed to serve at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, or by reason of any action alleged to have been taken or omitted in such capacity, against costs, charges and expenses (including amounts paid in settlement and attorney's fees) actually and reasonably incurred by him or on his behalf in connection with the defense or settlement of such action or suit and any appeal therefrom, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation. No indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged by a court of competent jurisdiction after exhaustion of all appeals therefrom to be liable to the Corporation or for amounts paid in settlement to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such costs, charges and expenses which the court shall deem proper.

     (c) Indemnification for Costs, Charges and Expenses of Successful Party. Notwithstanding the other provisions of this Article NINTH, to the extent that a director, officer, employee or agent of the Corporation has been successful on the merits or otherwise, including, without limitation, the dismissal of an action without prejudice, in defense of any action, suit or proceeding referred to in Sections (a) and (b) of this Article NINTH, or in defense of any claim, issue or matter therein, he shall be indemnified against all costs, charges and expenses (including attorney's fees) actually and reasonably incurred by him or on his behalf in connection therewith.

     (d) Determination of Right to Indemnification. Any indemnification under Sections (a) and (b) of this Article NINTH (unless ordered by a court) shall be paid by the Corporation unless a determination is made (i) by a disinterested majority of the Board of Directors who were not parties to such action, suit or proceeding, or (ii) if such disinterested majority of the Board of Directors so directs or cannot be obtained, by independent legal counsel in a written opinion, or (iii) by the shareholders, that indemnification of the director or officer is not proper in the circumstances because he has not met the applicable standard of conduct set forth in Sections (a) and (b) of this Article NINTH.

     (e) Advances of Costs, Charges and Expenses. Costs, charges and expenses (including attorney's fees) incurred by a person referred to in Sections (a) or (b) of this Article NINTH in defending a civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding; provided, however, that the payment of such costs, charges and expenses incurred by a director or officer in his capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of such action, suit or proceeding shall be made only upon receipt of an undertaking by or on behalf of the director or officer to repay all amounts so advanced in the event that it shall ultimately be determined that such director or officer is not entitled to be indemnified by the Corporation as authorized in this Article, accompanied by evidence satisfactory to the Board of Directors of ability to make such repayment. Such costs, charges and expenses incurred by other employees and agents may be so paid upon such terms and conditions, if any, as the majority of the Directors deems appropriate. The majority of the Directors may, in the manner set forth above, and upon approval of such director, officer, employee or agent of the Corporation, authorize the Corporation's counsel to represent such person, in any action, suit or proceeding, whether or not the Corporation is a party to such action, suit or proceeding.

     (f) Procedure for Indemnification. Any indemnification under Sections (a), (b) and (c), or advance of costs, charges and expenses under Section (e) of this Article NINTH, shall be made promptly, and in any event within 60 days, upon the written request of the director or officer. The right to indemnification or advances as granted by this Article shall be enforceable by the director or officer in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within 60 days. Such person's costs and expenses incurred in connection with successfully establishing his right to indemnification, in whole or in part, in any such action shall also be indemnified by the Corporation. It shall be a defense to any such action (other than an action brought to enforce a claim for the advance of costs, charges and expenses under Section (e) of this Article NINTH where the required undertaking, if any, has been received by the Corporation) that the claimant has not met the standard of conduct set forth in Sections (a) or (b) of this Article NINTH, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, its independent legal counsel and its shareholders) to have made a determination prior to the commencement of such action that indemnification of  he claimant is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections (a) or (b) of this Article NINTH, nor the fact that there has been an actual determination by the Corporation (including its Board of Directors, its independent legal counsel and its shareholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (g) Settlement. If in any action, suit or proceeding, including any appeal, within the scope of Sections (a) or (b) of this Article NINTH, the person to be indemnified shall have unreasonably failed to enter into a settlement thereof, then, notwithstanding any other provision hereof, the indemnification obligation of the Corporation to such person in connection with such action, suit or proceeding shall not exceed the total of the amount at which settlement could have been made and the expenses by such person prior to the time such settlement could reasonably have been effected.

     (h) Other Rights; Continuation of Right to Indemnification. The indemnification provided by this Article shall not be deemed exclusive of any other rights to which any director, officer, employee or agent seeking indemnification may be entitled under any law (common or statutory), agreement, vote of shareholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding office or while employed by or acting as agent for the Corporation, and shall continue as to a person who has ceased to be a director, officer, employee or agent, and shall inure to the benefit of the estate, heirs, executors and administrators of such person. All rights to indemnification under this Article shall be deemed to be a contract between the Corporation and each director or officer of the Corporation who serves or served in such capacity at any time while this Article NINTH is in effect. Any repeal or modification of this Article NINTH or any repeal or modification of relevant provisions of the Florida Business Corporation Act or any other applicable laws shall not in any way diminish any rights to indemnification of such director, officer, employee or agent or the obligations of the Corporation arising hereunder. This Article NINTH shall be binding upon any successor corporation to this Corporation, whether by way of acquisition, merger, consolidation or otherwise.

     (i) Exceptions to Indemnification Right. Notwithstanding any other language in this Charter, the Company shall not be obligated pursuant to the terms of this Charter:

          (1) Claims Initiated by Indemnitee. To indemnify or advance expenses      to any person with respect to proceedings or claims initiated or brought voluntarily by him or her and not by way of defense, expect with respect to proceedings brought to establish or enforce a right to indemnification     under this Charter or any other statue or law or otherwise as required under the Florida Business Corporation Act, but such indemnification or advancement of expenses may be provided by the Corporation in specific cases if the Board of Directors finds it to be appropriate; or

          (2) Lack of Good Faith. To indemnify any person for any expenses incurred by him or her with respect to any proceeding instituted by him or her to enforce or interpret this Agreement, if a court of competent jurisdiction determines that each of the material assertions made by him or her in such proceeding was not made in good faith or was frivolous;

          (3) Insured Claims. To indemnify any person for expenses or liabilities of any type whatsoever (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement) which have been paid directly to him or her by an insurance carrier under a policy of officers' and directors' liability insurance maintained by the Corporation.

          (4) Claims Under Section 16(b). To indemnify any person for expenses or the payment of profits arising from the purchase and sale by him or her of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar or successor statute.

     (j) Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was or has agreed to become a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him or on his behalf in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under the provisions of this Article NINTH; provided, however, that such insurance is available on acceptable terms, which determination shall be made by a vote of a majority of the Directors.

     (k) Savings Clause. If this Article NINTH or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation (i) shall nevertheless indemnify each director and officer of the Corporation and (ii) may nevertheless indemnify each employee and agent of the Corporation, as to any cost, charge and expense (including attorney's fees), judgment, fine and amount paid in settlement with respect to any action, suit or proceeding, whether civil, criminal, administrative or investigative, including an action by or in the right of the Corporation, to the full extent permitted by any applicable portion of this Article NINTH that shall not have been invalidated and to the full extent permitted by applicable law.

     (l) Amendment. The affirmative vote of at least a majority of the total voting power shall be required to amend, repeal, or adopt any provision inconsistent with, this Article NINTH. No amendment, termination or repeal of this Article NINTH shall affect or impair in any way the rights of any director or officer of the Corporation to indemnification under the provisions hereof with respect to any action, suit or proceeding arising out of, or relating to, any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or appeal.

     (m) Subsequent Legislation. If the Florida Business Corporation Act is amended after adoption of this Charter to further expand the indemnification permitted to directors, officers, employees or agents of the Corporation, then the Corporation shall indemnify such persons to the fullest extent permitted by the Florida Business Corporation Act, as so amended.

     (n) Restriction. Notwithstanding any other provision hereof whatsoever, no person shall be indemnified under this Article NINTH who is adjudged liable for (i) a breach of duty to the Company or its shareholders that resulted in personal enrichment to which he was not legally entitled, (ii) intentional fraud or dishonesty or illegal conduct, or (iii) for any other cause prohibited by applicable state or federal law, unless a court determines otherwise.

       TENTH:   EXCLUSION OF DIRECTOR LIABILITY. As authorized by Section 607.0850 of the Florida Business Corporation Act, no director or officer of the Company shall be personally liable to the Company or any shareholder thereof for monetary damages for breach of his fiduciary duty as a director or officer, except for liability for (a) any acts or omissions which involve intentional misconduct, fraud or a knowing violation of law, or (b) any payment of dividends in violation of the Florida Business Corporation Act, as it now exists or may hereafter be amended. This Article TENTH shall apply to a person who has ceased to be a director or officer of the Company with respect to any breach of fiduciary duty which occurred when such person was serving as a director or officer. This Article TENTH shall not be construed to limit or modify in any way any director's or officer's right to indemnification or other right whatsoever under this Charter, the Company's By Laws or the Florida Business Corporation Act.

     If the Florida Business Corporation Act hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers generally, then the liability of the Company's directors and officers, in  addition to the limitation on personal liability provided herein, shall be limited to the fullest extent permitted by the Florida Business Corporation Act as so amended. Any repeal or modification of this Article TENTH by the shareholders shall be prospective only and shall not adversely affect any limitation on the personal liability of any director or officer existing at the time of such repeal or modification. The affirmative vote of at least a majority of the total voting power shall be required to amend or repeal, or adopt any provision inconsistent with, this Article TENTH.

     ELEVENTH:   AMENDMENT.  The Corporation reserves the right to amend, restate or repeal any provision contained in this Charter, in the manner now or hereafter prescribed by statute, and all rights conferred on shareholders are granted subject to this reservation. The affirmative vote of a majority of the votes cast is necessary to amend or restate provisions of this Charter, except such provisions which expressly require a higher proportion of the votes cast or require a proportion of the total voting power. The affirmative vote of a majority of the total voting power is necessary to repeal this Charter in its entirety and adopt a new charter in its stead.

     TWELFTH. CERTAIN POWERS RESERVED TO DIRECTORS. The Corporation hereby reserves solely to the Board of Directors the power and authority to borrow from time to time on behalf and in the name of the Corporation and to determine the amount, terms, provisions and conditions of any such borrowing; and in connection therewith to create, issue and deliver instruments of indebtedness, including but not limited to promissory notes, bonds, debentures and similar instruments containing such terms, provisions and conditions as the Board of Directors deems necessary or advisable in its sole discretion.

     In connection with the creation, issuance or delivery of any such form or evidence of indebtedness, there is also reserved solely to the Board of Directors the power and authority to create, enter into and execute indentures of trust, conveyances, mortgages and similar instruments containing such terms, provisions and conditions as the Board of Directors deems necessary or advisable in its sole discretion; and, without need of prior or subsequent shareholder approval, to pledge, mortgage or convey any or all property, assets, rights, privileges or franchises now or hereafter belonging to the Corporation in order to secure the payment when due of the principal, interest and other charges due upon any such promissory notes, bonds or debentures or other obligations or evidences of indebtedness of the Corporation; and to create, issue and deliver additional amounts or series of obligations under the terms of any such indenture, conveyance or mortgage after creation and issuance of the original obligations thereunder. Any form of indebtedness authorized by the Board of Directors may be made convertible into Common Stock or other securities of the Corporation and may be made redeemable at such time and on such terms (including the use of a sinking fund or similar arrangement) as the Board of Directors deems necessary or advisable in its sole discretion.

     The affirmative vote of a majority of the total voting power shall be required to amend, repeal or adopt any provision inconsistent with this Article TWELFTH.

     IN WITNESS WHEREOF, the undersigned, being the Chairman and Chief Executive Officer of the Corporation, for the purpose of amending and restating the Articles of Incorporation of the Corporation under Section 1007 of the Business Corporation Act of Florida, does hereby make and file this Amended and Restated Certificate of Incorporation for Novation Holdings, Inc.

DATED: August __, 2012

_____________________________________

Michael Gelmon

Chairman and CEO

Attest: ___________________________

Ezequiel Rodriguez, Secretary

Endnotes

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 27, 2012.

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K/A

for the fiscal year ended August 31, 2011 are available at www.allezoe.com